Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential

Execution Copy

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is effective as of August 10, 2015 (the “Effective Date”) between Relypsa, Inc., a Delaware corporation located at 100 Cardinal Way, Redwood City, CA 94063, USA (“Relypsa”), and Vifor Fresenius Medical Care Renal Pharma Ltd., a corporation that is established in accordance with Swiss laws and registered in the commercial registry under CH-320.3.033.350-1 and that is located at Rechenstrasse 37, CH-9014 St. Gallen, Switzerland (“VFMCRP”).  Relypsa and VFMCRP are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, Relypsa is a biopharmaceutical company focused on the development and commercialization of non-absorbed polymeric drugs to treat renal, cardiovascular and metabolic diseases, including the product known as Patiromer, a potassium binding agent which has been developed for the treatment of hyperkalemia;

Whereas, VFMCRP is a pharmaceutical company engaged in the development and commercialization of innovative and high quality products and therapies to improve the life of patients suffering from chronic kidney disease worldwide; and

Whereas, Relypsa is willing to grant to VFMCRP, and VFMCRP desires to obtain, a license under Relypsa’s intellectual property rights to develop and commercialize Patiromer in certain countries with product manufactured and supplied by or on behalf of Relypsa, on the terms and conditions set forth in this Agreement.

AGREEMENT

Now, Therefore, in consideration of the foregoing and the covenants and promises contained in this Agreement and intending to be legally bound, the Parties agree as follows:

1. Definitions.  The capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.

1.1 “Affiliate” means a corporation, partnership, trust or other entity that directly, or indirectly through one or more intermediates, controls, is controlled by or is under common control with a specified Party.  For such purposes, “control,” “controlled by” and “under common control with” shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting equity, voting member or partnership interests, control of a majority of the board of directors or other similar body, by contract or otherwise.  In the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares or the ability otherwise to elect a majority of the board of directors or other managing authority of the entity shall in any event be presumptively deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares shall not necessarily preclude the existence of control.

1.2 “Alliance Manager” has the meaning set forth in Section 3.6(a).

1.3 “Applicable Laws” means all applicable laws, rules, and regulations, including: (a) any rules, regulations, guidelines or other requirements of Regulatory Authorities; and (b) the OECD Convention Against Bribery of Foreign Public Officials in International Business Transactions, legislation implementing such Convention or the U.S. Foreign Corrupt Practices Act, and any other international anti-bribery convention or any other local anti-corruption and bribery law, in each case that may be in effect from time to time in any relevant legal jurisdiction in the Licensed Territory.

1.4 “Background [***] Technology” means all Information, Patents and Patent Applications, to the extent relating to [***], that are Controlled by VFMCRP or its Affiliates, either (a) on or before the Effective Date, or (b) after the Effective Date to the extent developed solely by VFMCRP or its Affiliates; provided however, in all cases Background [***] Technology shall not include [***].

1.5 “Bioequivalent” means, inside the United States, "therapeutically equivalent" as evaluated by the FDA, applying the definition of "therapeutically equivalent" set forth in the preface to the then-current edition of the FDA publication "Approved Drug Products With Therapeutic Equivalence Evaluations" and, outside the United States, such equivalent determination by the applicable Regulatory Authorities as is necessary to permit pharmacists or other individuals authorized to dispense pharmaceuticals under Applicable Law to substitute one product for another product in the absence of specific instruction from a physician or other authorized prescriber under Applicable Law.

1.6 “Business Day” means any day other than a Saturday, Sunday or other day that is a recognized national holiday in the U.S. or Switzerland or that is a day that commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, San Francisco, CA or Zurich, Switzerland.

1.7 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.8 “Calendar Year” means: (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2015; (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31; and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which the Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.

1.9 “Change of Control” means the occurrence of any of the following:

(a) A Party entering into a merger, consolidation, stock sale or sale or transfer of all or substantially all of its assets, or other similar transaction or several transactions with another entity, unless, following such transaction or transactions: (i) the individuals and entities who were the beneficial owners of the outstanding voting securities of such Party immediately prior to such transaction or transactions beneficially own, directly or indirectly, at least fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or similar governing persons of the corporation or other entity resulting from such transaction or transactions (“Successor”) in substantially the same proportions as their ownership immediately prior to such transaction or transactions of such outstanding voting securities; and (ii) at least fifty percent (50%) of the members of the Board of Directors or similar governing body of the Successor

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were members of the Board of Directors of such Party at the time of the execution of the initial agreement, or the action of the Board of Directors of such Party, governing such transaction or transactions; or

(b) any transaction or series of transactions in which any person or entity or group of persons or entities acquires beneficial ownership of securities of a Party representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of such Party;

provided, however, that, notwithstanding subsections (a) or (b) above, neither (x) a sale of a Party’s securities in an underwritten public offering of such Party’s securities to multiple non-affiliated investors nor (y) any transaction or series of related transactions principally for bona fide equity financing purposes in which the issuing Party is the surviving corporation shall constitute a Change of Control.

1.10 “Clinical Trials” means Phase I Clinical Trials, Phase II Clinical Trials, Phase III Clinical Trials, Phase IV Clinical Trials, and/or variations of such trials (e.g., Phase II/III).

1.11 “CMC” means the chemistry, manufacturing and controls portion of a Regulatory Approval Application.

1.12 “Commercialization” means all activities undertaken relating to the marketing and/or sale of the Product, including advertising, education, planning, marketing, promotion, distribution and market and product support.  “Commercialize” shall have a corresponding meaning.

1.13 “Commercialization Plan” has the meaning set forth in Section 6.3.

1.14 “Commercially Reasonable Efforts” means the performance of obligations or tasks by a Party [***].  A Party’s Commercially Reasonable Efforts under this Agreement shall be determined based [***].

1.15 “Competitive Product” means any product that:

(a) is marketed in a country in the Licensed Territory by one or more person(s) or entity(ies) that is/are not an Affiliate or permitted sublicensee of VFMCRP;

(b) contains a Product or [***]; and

(c) is marketed in the Field.

1.16 “Confidential Information” has the meaning set forth in Section 14.1.

1.17 “Control” means, with respect to any item of Information or any Patent or other intellectual property right, the right to grant a license or sublicense or access with respect thereto as provided for in this Agreement, without violating the terms of any agreement or other arrangement with, or any legal rights of, or without requiring the consent of, any Third Party. Notwithstanding the foregoing, for the purpose of defining whether the Information, Patent or other intellectual property right is Controlled by a Party, if such Information, Patent or other intellectual property right is first acquired, licensed or otherwise made available to such Party after the Effective Date, and if the use, practice or exploitation thereof by or on behalf of the other Party, its Affiliates or sublicensees pursuant to the licenses and rights granted to such other Party pursuant to this Agreement would require the first Party to [***] such Information, Patent or other intellectual property rights, [***], such Information, Patent or other intellectual property right shall be deemed to be Controlled by the first Party only if [***] to such Information, Patent or other intellectual property right.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18 “Cost of Goods Sold” means the fully absorbed manufacturing costs attributable to the manufacture of Products calculated in accordance with GAAP [***], consistently applied, and includes, without limitation, the costs of [***], all to the extent provided or procured in connection with the manufacture of Products, or any components of the Products.  The Cost of Goods Sold includes the foregoing categories of costs incurred in connection with the performance or provision of [***].

1.19 “Current Good Manufacturing Practices” or “cGMP” means the regulations set forth in 21 C.F.R. Parts 210–211, 820 and 21 C.F.R. Subchapter C (Drugs), Quality System Regulations and the requirements thereunder imposed by the FDA, and, as applicable, any similar or equivalent regulations and requirements in jurisdictions outside the United States.

1.20 “Development” means all activities relating to obtaining or maintaining Regulatory Approval of the Product, or Regulatory Approval of the Product for additional indications, including, for example, preclinical testing, toxicology, formulation, clinical studies, and regulatory affairs.  For clarity, the Parties may continue to perform Development activities for the Product following the First Commercial Sale of such Product to explore additional indications or formulations of such Product, including, but not limited to, Phase IV Clinical Trials.  “Develop” shall have a corresponding meaning.

1.21 “Development Plan” has the meaning set forth in Section 4.3(a).

1.22 “Distributor” means any Third Party (a) who is  [***], (b) whose role with respect to Product in the Licensed Territory is [***]; and (d) in which [***].  Distributors shall not include Wholesalers.

1.23 “Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.

1.24 “EMA” means the European Medicines Agency or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products, delivery systems and devices in European Union.

1.25 “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.  The member countries of the European Union as of the Effective Date are Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom.

1.26 “Executives” means the [***] of Relypsa (or his designee), and the [***] of VFMCRP (or his designee).

1.27 “Existing [***] Technology” means all Information, Patents and Patent Applications that are Controlled by VFMCRP or its Affiliates, either (a) on or before the Effective Date, (b) after the Effective Date to the extent (i) [***], or (ii) [***] pursuant to this Agreement.

1.28 “FDA” means the U.S. Food and Drug Administration, or any successor thereto, having the administrative authority to regulate the marketing of human pharmaceutical products, delivery systems and devices in the United States.

1.29 “Field” means the [***], including the treatment or prevention of hyperkalemia in humans.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.30 “First Commercial Sale” means the first arm’s length commercial sale of a Product VFMCRP, its Affiliates or their respective sublicensees, to a Third Party for end use, including any final sale to a distributor or wholesaler in a country in the Licensed Territory in which Regulatory Approval of such Product has been obtained by VFMCRP or its Affiliates.

1.31 “Fresenius” means Fresenius Medical Care AG & Co KGaA, a corporation organized and existing under the laws of Germany with an interest in VFMCRP as of the Effective Date of [***] percent ([***]%).  For the purposes of this Agreement, and notwithstanding anything to the contrary therein, [***].

1.32 “GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.33 “Good Clinical Practices” or “GCP” means the standards, practices and procedures set forth in the guidelines entitled in “Good Clinical Practice:  Consolidated Guideline,” including related regulatory requirements imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.34 “Good Laboratory Practices” or “GLP” means the regulations set forth in 21 C.F.R. Part 58 and the requirements expressed or implied thereunder imposed by the FDA and, (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.35 “IFRS” means International Financial Reporting Standards.

1.36 “Indirect Taxes” means [***].

1.37 “Improvement” means any enhancement, modification or improvement of or to [***], whether or not such enhancement, modification or improvement is patentable, where the use of such enhancement, modification or improvement, in the absence of the rights granted under the terms of this Agreement, would infringe or misappropriate any of the intellectual property rights in [***].

1.38 “Information” means ideas, inventions, discoveries, concepts, formulas, practices, procedures, algorithm, processes, methods, knowledge, know-how, trade secrets, technology, designs, drawings, computer programs, skill, experience, documents, apparatus, results, clinical, business and regulatory strategies and plans, test data, including pharmacological, toxicological and clinical data, analytical and quality control data, engineering or manufacturing data and descriptions, legal information and data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, compositions of matter, work in process, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, oral, graphic, written, electronic or other form or provided by visual inspection, whether now known or hereafter developed, and whether or not patentable.

1.39 “Invention” shall mean any inventions arising during the Term and directly in the course of the Parties’ performance under this Agreement that it or its employees, Affiliates, licensees, permitted sublicensees, independent contractors, consultants or agents solely or jointly make, conceive, reduce to practice, author, or otherwise discover.

1.40 “Joint Development Committee” or “JDC” has the meaning set forth in Section 3.1.

1.41 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1.

1.42 “Licensed Territory” means the world, except for the U.S. and Japan.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.43 “Major Countries” means the [***].

1.44 “[***]” means [***].

1.45 “[***]” means [***].

1.46 “Marketing Authorization Holder” or “MAH” means the holder of a license or the owner of a registration in each country in the Licensed Territory.

1.47 “Manufacturing and Supply Agreement” has the meaning set forth in Section 8.2.

1.48 “Marketing Authorization” or “MAA” means (a) the single application or set of applications for a Product and/or pre-market approval to make and sell commercially such Product filed by [***] with the EMA or other equivalent Regulatory Authority in any country in the Licensed Territory, and (b) any related registrations with or notifications to the EMA or other equivalent Regulatory Authority in any country in the Licensed Territory.

1.49 “Net Sales” means the gross amount recorded from arms-length transactions by VFMCRP, its Affiliates [***] less the following deductions, in each case to the extent related to the Product and recognized and allowed in accordance with IFRS:

(a) Credits or allowances on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold;

(b) Taxes, duties, tariffs and governmental charges (excluding taxes based on net income of the Selling Party, but including claw backs) paid in connection with the Product;

(c) Freight, insurance and transportation costs;

(d) Trade, quantity and cash discounts, charge back payments and rebates granted to governmental entities or agencies, purchasers, payors, reimbursers, customers, Distributors, Wholesalers, and group purchasing and managed care organizations (and other similar entities and institutions); and

(e) Bad debt and uncollectible invoiced amounts that are actually written off even if the inclusion of such amounts is not normally included under IFRS to calculate Net Sales; provided that in no event would the amounts deducted pursuant to this Section 1.49(e) exceed [***] percent ([***]%) of the gross amount recorded.

Products transferred in connection with clinical and non-clinical research and trials, Product promotional samples, compassionate sales or use, or indigent programs shall not be counted toward Net Sales; [***].

If any discounts or other deductions are made in connection with sales of Products that are bundled or sold together with other products of the Selling Party, in no event will the discount applied to Products exceed the average discount applied to other products of the Selling Party in such arrangement, determined based upon the respective list prices of the Products and such other products prior to applying the discount.

If a Product under this Agreement is sold in combination (“Combination Product”) with another ingredient having independent, or supplementary therapeutic effect or diagnostic utility (a “Supplemental

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Component”), then “Net Sales,” for purposes of determining royalty payments on the Combination Product, shall be calculated using one of the following methods:

(i) By multiplying the Net Sales of the Combination Product (calculated prior to the application of this formula) by the fraction A/(A+B), where A is the average gross selling price, during the applicable quarter in the country concerned, of the Product when sold separately, and B is the average gross selling price, during the applicable quarter in the country concerned, of the Supplemental Component(s) when sold separately;

(ii) In the event that the average gross selling price of the Product when sold separately during the applicable calendar quarter in the country concerned can be determined, but the average gross selling price of the Supplemental Component when sold separately cannot during the applicable quarter in the country concerned cannot be determined, by multiplying the Net Sales of the Combination Product (calculated prior to the application of this formula) by the fraction A/C, where A has the meaning set forth in subclause (i) of this Section 1.49 and C is the average gross selling price of the Combination Product; or

(iii) In the event that no such separate sales are made of the Product or any of the Supplemental Components in such Combination Product during the applicable quarter in the country concerned, Net Sales, for the purposes of determining royalty payments, shall be calculated using the above formula in (i) where A is the reasonably estimated commercial value of the Product sold separately, during the applicable quarter in the country concerned, and B is the reasonably estimated commercial value of the Supplemental Components sold separately, during the applicable quarter in the country concerned. Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties.

1.50 “New Drug Application” or “NDA” means (a) the single application or set of applications for a Product and/or pre-market approval to make and sell commercially such Product filed by Relypsa with the FDA, and (b) any related registrations with or notifications to the FDA.

1.51 “[***]” means any Product that [***].

1.52 “Patent” means any: (a) U.S. patent, including utility and design patents; (b) reissues, substitutions, confirmations, registrations, validations, or re-examinations thereof; (c) extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificates or the equivalent thereof; and (d) all ex-U.S. or international equivalents of any of the foregoing in the Licensed Territory.

1.53 “Patent Application” means any: (a) U.S. patent application, including a provisional application, nonprovisional application, continuation application, a continued prosecution application, a continuation-in-part application, a divisional application, a reissue application, or a re-examination application; or (b) all ex-U.S. or international equivalents thereof that are pending at any time during the Term before a government patent authority in any country in the Licensed Territory.

1.54 “Phase I Clinical Trial” means any clinical study conducted on sufficient numbers of human subjects to establish that a pharmaceutical product is reasonably safe for continued testing and to support its continued testing in Phase II Clinical Trials.  “Phase I Clinical Trial” shall include without limitation any clinical trial that would satisfy requirements of 21 C.F.R. § 312.21(a).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.55 “Phase II Clinical Trial” means any clinical study conducted on sufficient numbers of human subjects that have the targeted disease of interest to investigate the safety and efficacy of a pharmaceutical product for its intended use and to define warnings, precautions, and adverse reactions that may be associated with such pharmaceutical product in the dosage range to be prescribed.  “Phase II Clinical Trial” shall include without limitation any clinical trial that would satisfy requirements of 21 C.F.R. § 312.21(b).

1.56 “Phase III Clinical Trial” means any clinical study intended as a pivotal study for purposes of seeking Regulatory Approval that is conducted on sufficient numbers of human subjects to establish that a pharmaceutical product is safe and efficacious for its intended use, to define warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, and to support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product.  “Phase III Clinical Trial” shall include without limitation any clinical trial that would or does satisfy requirements of 21 C.F.R. § 312.21(c), whether or not it is designated a Phase III Clinical Trial.

1.57 “Phase IV Clinical Trial” means clinical study of a pharmaceutical product on human subjects commenced after receipt of Regulatory Approval of such pharmaceutical product for the purpose of satisfying a condition imposed by a Regulatory Authority to obtain Regulatory Approval, or to support the marketing of such pharmaceutical product, and not for the purpose of obtaining initial Regulatory Approval of a pharmaceutical product.

1.58 “Product” means any product containing the active ingredient patiromer sorbitex calcium which consists of a) [***], and b) a [***].  The chemical name for patiromer sorbitex calcium is calcium, hydrolyzed divinylbenzene-Me 2-fluoro-2-propenoate-1,7-octadiene polymer sorbitol complexes. The Product existing as of the Effective Date is a powder for suspension in water for oral administration, formulated with the suspending agent xanthan gum, and the term “Product” shall also include [***].  “Product” shall also include [***] of  the foregoing that [***].

1.59 “Product Data” means all relevant data included in the Information Controlled by Relypsa or its Affiliates in relation to the Products for use in the Field that: (a) is in existence at the Effective Date; (b) is generated from activities conducted by or on behalf of one Party or both Parties under the Development Plan or otherwise necessary for Regulatory Approval Applications or Regulatory Approvals for Products in the Field; or (c) otherwise relates to Product safety or CMC or regulatory activities and is necessary for Regulatory Approval of the Product for the Field in the Licensed Territory.  For clarity, Product Data shall not include any data Controlled by Relypsa with respect to (a) above that is solely required for the purposes of Development, obtaining Regulatory Approvals, or Commercialization of or for the Products outside the Licensed Territory and is not relevant to Products for use in the Field and in the Licensed Territory.

1.60 “Product Trademarks” means the Trademarks that are Controlled by Relypsa and that are set forth on Exhibit 1.60.

1.61 “Quality Agreement” means the quality control and quality assurance agreement to be mutually agreed upon by the Parties in writing within the time period set forth in Section 8.2.

1.62 “Regulatory Approval” means with respect to a country or region, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Product in such country or region, including, where applicable: (a) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto);

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) labeling approval; and (c) technical, medical and scientific licenses, in each case necessary for commercial distribution, sale or marketing of such Product in such country or region.

1.63 “Regulatory Approval Application” means any and all regulatory applications, filings, approvals, and associated correspondence required to Develop, Manufacture, market, sell, and import Products in, or into, a given country or region, including an MAA or an NDA.

1.64 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities, including the FDA and  the EMA regulating or otherwise exercising authority with respect to the Development, manufacturing or Commercialization of the Product in a given country or region.

1.65 “Relypsa Know-How” means all Information that is: (a) Controlled by Relypsa or its Affiliates as of the Effective Date or at any time during the Term and that is not generally known, even though parts thereof may be known; and (b) necessary to Develop, make, use, sell, offer for sale, import and export and otherwise Commercialize Products for use in the Field.  Relypsa Know-How includes, without limitation, Product Data and Improvements, but does not include Relypsa Patent Rights.

1.66 “Relypsa Patent Rights” means all Patents and Patent Applications that are Controlled by Relypsa or its Affiliates as of the Effective Date or at any time during the Term and that claim inventions necessary to Develop, make, use, sell, offer for sale, import and export and otherwise Commercialize Products for use in the Field, including, without limitation, any Improvements.  Exhibit 11.2 sets forth a list of the Relypsa Patent Rights existing as of [***].

1.67 “Relypsa Technology” means the Relypsa Patent Rights and Relypsa Know-How.

1.68 “Royalty Term” means the period during which royalties are payable by VFMCRP in accordance with Section 7.4.

1.69 “Sublicensee” means a Third Party (a) who is granted a sublicense permitted under Section 2.3 under the license granted to VFMCRP pursuant to Section 2.1, and (b) whose role with respect to Products in a country of the Licensed Territory [***].

1.70 “Tax” or “Taxation” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature (including any related fine, penalty, surcharge or interest), including Indirect Taxes.

1.71 “Tax Authority” means any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs, or excise authority, body or official anywhere in the world, authorized to levy Tax.

1.72 “Third Party” means any person or entity other than: (a) VFMCRP; (b) Relypsa; (c) [***];  (d) an Affiliate of VFMCRP or Relypsa; or (e) [***].

1.73 “Third Party Agreement” means any agreement entered into after the Effective Date with a Third Party by VFMCRP or its Affiliates, or any amendment thereto, whereby royalties, fees or other payments are to be made to the Third Party based on the exploitation of or right to use Patents, Information or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

intellectual property rights Controlled by the Third Party where such Patents, Information or intellectual property rights are used in the course of the Development or Commercialization of the Product.

1.74 “Third Party Payment” means all upfront payments, milestone payments, license fees, royalties or other payments, paid or payable to any Third Party under any Third Party Agreement.

1.75 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof, whether registered or unregistered, including, any trademark, trade dress, service mark, service name, brand mark, trade name, brand name, logo or business symbol.

1.76 “[***] Technology” means all Information, Patents and Patent Applications, only to the extent jointly developed by the Parties under the Development Plan, and only if specifically applicable to and developed for the Product relating to [***] in the Field, including without limitation [***] in the Field.

1.77 “[***] Technology Inventions” means all Inventions that are directed to [***] Technology, and all intellectual property rights therein.

1.78 “United States” or “U.S.” means the United States of America and its possessions, protectorates, and territories.

1.79 “Valid Claim” means (i) any claim of an issued and unexpired Relypsa Patent, which has not been held unpatentable, invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been cancelled, withdrawn, abandoned or admitted to be invalid or unenforceable through  reissue, disclaimer or otherwise, or (ii) or [***] included within the Relypsa Patent Rights that has been filed [***] and is being prosecuted in good faith, which has not lapsed, been abandoned, been held revoked, or been deemed unenforceable or invalid by a non-appealable decision or an appealable decision from which no appeal was taken within the time allowed for such appeal of a court or other governmental agency of competent jurisdiction.

1.80 “VFMCRP Know-How” means all Information that is: (a) Controlled by VFMCRP as of the Effective Date or at any time during the Term and that is not generally known, even though parts thereof may be generally known; and (b) necessary to Develop, make, use, sell, offer for sale, import and export and otherwise Commercialize Products for use in the Field, including, without limitation, [***], applicable to Products.  VFMCRP Know-How does not include VFMCRP Patent Rights.

1.81 “VFMCRP Patent Rights” means all Patents and Patent Applications that are Controlled by VFMCRP as of the Effective Date or at any time during the Term and that claim inventions necessary to Develop, make, use, sell, offer for sale, import and export and otherwise Commercialize Products for use in the Field, including, without limitation, [***] applicable to Products.

1.82 “VFMCRP Technology” means the VFMCRP Patent Rights and the VFMCRP Know-How.

1.83 “VFMCRP Trademarks” means the trademarks set forth on Exhibit 1.83.

1.84 “Wholesaler” means any Third Party whose role with respect to Product in the Licensed Territory is only to (a) [***], or (b) resell products to end-customers.

1.85 “Year” means any given twelve (12) month period commencing on a specified date.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. License Grants and Other Rights and Discussions

2.1 License Grant to VFMCRP.  Subject to the terms and on the conditions of this Agreement, Relypsa hereby grants to VFMCRP:

(a) an exclusive (even as to Relypsa), royalty-bearing license, with the right to grant sublicenses as provided in Section 2.3, under the Relypsa Technology, to Develop (subject to Sections 4.4 and 4.6), make and have made (subject to Article 8), use, sell, offer for sale, promote, import and export and otherwise Commercialize Products in the Field and in the Licensed Territory.

(b) a non-exclusive, royalty-free license (except for any portion of any Third Party Payments to be paid by VFMCRP under this Agreement), with the right to grant sublicenses through multiple tiers of sublicensees, under the Relypsa Technology: (i) to conduct VFMCRP’s responsibilities outside the Licensed Territory and in the Field pursuant to the Development Plan, if applicable; and (ii) to conduct manufacturing activities (subject to Article 8) for Products outside the Licensed Territory to support Development (subject to Sections 4.4 and 4.6)and Commercialization of Products in the Field and in the Licensed Territory.

(c) a co-exclusive license, with the right to grant sublicenses as provided in Section 2.3, under Relypsa’s rights in the Product Trademarks, to use the Product Trademarks solely in the Licensed Territory and solely to fulfill its obligations under Section 6.4, and otherwise in accordance with Section 6.5, and a non-exclusive license, with the right to grant sublicenses as provided in Section 2.3, under Relypsa’s rights in the Relypsa Trademark solely to the extent provided in Section 6.5.  This license shall be royalty-free during the Term and shall be royalty-bearing after the Term.

2.2 License Grant to Relypsa.  Subject to the terms and on the conditions of this Agreement, VFMCRP hereby grants to Relypsa:

(a) a non-exclusive, royalty-free license (except for any portion of any Third Party Payments to be paid by Relypsa under this Agreement), with the right to grant sublicenses through multiple tiers of sublicensees, under the VFMCRP Technology: (i) to conduct Relypsa’s responsibilities in the Licensed Territory and in the Field pursuant to the Development Plan and otherwise to support the Development of the Products in the Licensed Territory and in the Field as directed by the JDC; and (ii) to conduct Development (subject to Section 4.6) and manufacturing activities for Products in the Licensed Territory to support Development and Commercialization of Products in the Field outside the Licensed Territory.

(b) a non-exclusive, royalty-free license (except for any portion of any Third Party Payments to be paid by Relypsa under this Agreement), with the right to grant sublicenses through multiple tiers of sublicensees, under the VFMCRP Technology, to Develop, make and have made, use, sell, offer for sale, promote, import, export and otherwise Commercialize Products in all fields of use.  This license shall be limited to those countries outside the Licensed Territory; however, after expiration or termination of this Agreement by Relypsa, this license shall automatically become worldwide, except as otherwise expressly provided in Article 15.

2.3 Sublicense Rights.  VFMCRP shall have the right to grant sublicenses through multiple tiers under the licenses granted to it under Section 2.1, without Relypsa’s prior written consent, only to: (a) [***]; (b) [***]; (c) [***] (d) [***].  For the avoidance of doubt, if VFMCRP wishes to grant a sub-license to a [***], it is required to obtain Relypsa’s prior written approval, which shall not be unreasonably withheld, delayed or conditioned.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4 Exclusivity.

(a) Subject to Section 2.4(b), neither Party shall, during the Term, and after the Term (as described in Sections 15.2 – 15.6), except as expressly permitted by this Agreement, directly or indirectly (including through its Affiliates, licensees, permitted sublicensees under Section 2.3 or associates), Develop, manufacture, market, distribute, sell or otherwise Commercialize: (i) any Product; or (ii) [***], in the Field in the Licensed Territory.

(b) The foregoing exclusivity restriction in Section 2.4(a) shall [***] (i) [***] with respect to [***], (ii) [***], or (iii) [***].

2.5 Limitation.  Each Party covenants and agrees that such Party shall not (and shall ensure that its Affiliates and its permitted sublicensees shall not) use or practice under any intellectual property right licensed to such Party under this Agreement except as expressly permitted by this Agreement.

2.6 Retained Rights.  Relypsa retains all rights to use the Relypsa Technology, except to the extent expressly licensed to VFMCRP under the terms of this Agreement.  VFMCRP retains all rights to use the VFMCRP Technology, except to the extent expressly licensed to Relypsa under the terms of this Agreement.  In no event shall VFMCRP be obligated to transfer to Relypsa, by license or otherwise, any Existing [***] Technology pursuant to this Agreement without VFMCRP’s prior written consent.

2.7 No Implied Rights or Licenses.  Except as expressly provided in this Agreement, nothing shall grant either Party any right, title or interest in and to any Patent Application, Patent, Information, Trademark or other intellectual property right of the other Party, whether expressly, by implication or by estoppel.

2.8 [***].  [***].

2.9 [***]. VFMCRP, on its own behalf and on behalf of its Affiliates, hereby [***] that none of VFMCRP or its Affiliates or Sublicensees shall [***], in respect of [***].  This [***] shall not [***], except as expressly permitted [***] this Agreement, [***].

3.Governance

3.1 General.

(a) JSC and JDC.  Promptly after the Effective Date, the Parties shall establish: (i) a joint Steering Committee (the “Joint Steering Committee” or “JSC”) in accordance with Section 3.2 to coordinate and oversee the Parties’ activities under this Agreement and the Manufacturing and Supply Agreement; and (ii) a specialized joint committee (such committee, the “Joint Development Committee” or “JDC”) in accordance with Section 3.3 focusing on Development and Regulatory Approval of Products.  The JSC and JDC shall have the responsibilities and authority allocated to it in this Article 3 and elsewhere in this Agreement.  The JSC and JDC may be referred to separately as a “Committee” and jointly as the “Committees”.

(b) Limitations on the Authority of Committees.  Notwithstanding the Committee structure established pursuant to Section 3.1(a), each Party shall retain the rights, powers and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.  Without limiting the generality of the foregoing, no Committee shall have any authority or jurisdiction to amend, modify, or waive compliance with this Agreement, any of which shall require mutual written agreement of the Parties.

(c) Membership.  Each of VFMCRP and Relypsa shall designate representatives with appropriate expertise to serve as members of each Committee, as set forth in Section 3.2(a) and Section 3.3(a).  Each Party may replace its Committee representatives at any time upon written notice to the other Party.  Each Committee shall have a chairperson that alternates between the Committee representatives of each Party annually.  The initial chairperson of the JSC and JDC shall be appointed by Relypsa.  Each Party may change its designated chairperson from time to time upon written notice to the other Party.  The chairperson shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of such Committee, and preparing and issuing minutes of each meeting within [***] ([***]) days thereafter.  The minutes of each meeting shall, among other things, record all matters acted upon and approved or disapproved by the Committee, actions to be taken, and any matters the Committee failed to resolve.  Such minutes will not be finalized until both Alliance Managers review and confirm in writing the accuracy of such minutes.

(d) Meetings.  Unless otherwise agreed by the Parties, each Committee shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every [***] for the JDC, and once every [***] for the JSC.  Each Committee shall meet alternately at Relypsa’s facilities in Redwood City, California, and VFMCRP’s facilities in Glattbrugg, Switzerland, or at such other locations as the Parties may agree.  The Alliance Managers shall, and up to [***] (or more if agree by the parties) other employees of each Party involved in the Development, Manufacture, or Commercialization of any Product may attend meetings of each Committee (as nonvoting participants unless they are members of such Committee), and consultants, representatives or advisors involved in the Development, Manufacture or Commercialization of any Product may attend meetings of each Committee as nonvoting observers; provided that such employees and Third Party representatives are under obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in Article 14, and in the case of non-employees of a Party, subject to the consent of the other Party, which shall not be unreasonably withheld, delayed or conditioned.  Each Party shall be responsible for all of its own expenses of participating in any Committee.  Meetings of any Committee may be held by audio or video teleconference; provided that at least [***] meeting per [***] of such Committee shall be held in person.  No action taken at any meeting of a Committee shall be effective unless a representative of each Party is participating.

(e) Committee Decisions.  Each Party’s designees on a Committee shall, [***] on all matters brought before the Committee, which [***].  Except as expressly provided in this Section 3.1(e), each Committee shall operate as to matters within its jurisdiction by [***].  All decisions of a Committee shall be documented in writing in the minutes of the applicable Committee meeting by the Alliance Managers.  Any disagreement between the representatives of the Parties on the JDC as to matters within the JDC’s jurisdiction shall be submitted for discussion and resolution [***].  Any disagreement between the representatives of the Parties on the JSC as to matters within the JSC’s jurisdiction shall be submitted for discussion and resolution by [***] in accordance with Section 17.9, following which time, if the Parties have failed to resolve the dispute as provided in Section 17.9, then (i) [***] shall have the right to make the final decision on matters within the jurisdiction of the Committee that [***] and [***], and (ii) [***] shall have the right to make the final decision on matters within the jurisdiction of the Committee that [***] and [***], except that, in any case, any decision to [***] must be made [***] (for clarity, if [***] on such matter, the [***] and neither Party may pursue any resolution pursuant to Sections 17.9 and 7.10).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) Each Party will disclose to the other proposed agenda items along with appropriate information at least [***] in advance of each meeting of each Committee, as applicable; provided that, under exigent circumstances requiring the Committee’s input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, and such items shall be included in such agenda if such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such Committee meeting.

3.2 Joint Steering Committee.

(a) Formation and Purpose.  Each Party shall appoint [***] ([***]) of its [***] to serve on the JSC.  The initial JSC representatives for VFMCRP shall be [***], and the initial JSC representatives for Relypsa shall be [***].  The JSC shall: (i) [***] the [***], and the [***] in the Licensed Territory in the Field to [***] in the Licensed Territory in the Field; (ii) [***] for the Licensed Territory in the Field; and (iii) [***] activities to be conducted in connection with Commercialization of the Products in the Field in the Licensed Territory, [***].

(b) Specific Responsibilities of the JSC.  In connection with its responsibilities described in Section 3.2(a), the JSC shall in particular:

(i) provide general oversight for the activities of the JDC;

(ii) provide a forum for the Parties to share information, knowledge and planning on the on-going Development and Commercialization of the Products in and outside the Licensed Territory.

(iii) [***] updates or amendments, including without limitation those resulting from discussions conducted pursuant to Section [***];

(iv) [***] of and process for [***] with respect to the Products in the Licensed Territory in the Field based on the [***] updates provided by the JDC according to Section 3.3(b);

(v) support [***] of a strategy for Commercialization of the Products for use in the Field in the Licensed Territory, [***] for such [***] activities, and exchange information on best practices for Commercialization activities for use in the Field;

(vi) align on a global [***] and [***](for example, [***]) and coordinate activities with respect to certain [***];

(vii) monitor and discuss [***] for the Licensed Territory [***];

(viii) discuss and approve a [***];

(ix) perform such other activities as are expressly allocated to the JSC in this Agreement; and

(x) determine [***]; provided that [***].

(c) Exclusions from Responsibilities of the JSC.  Notwithstanding the foregoing: (i) activities pertaining to: (A) [***]; and (B) Commercialization of the Product (with the exception of activities with respect to Commercialization set forth in Section 3.2(b)(vi)), will be the sole responsibility of VFMCRP in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the Licensed Territory and of Relypsa outside the Licensed Territory; and (ii) activities pertaining to [***] shall be the sole responsibility of [***] within and outside the Licensed Territory, subject to [***] and except as set forth in Section 3.2(b)(vi).  The activities listed in (i) and (ii) above shall not come under the governance authority of the JSC, but information with respect thereto may be discussed by the JSC to the extent relevant to the items set forth in Sections 3.2(a) and 3.2(b).

3.3 Joint Development Committee.

(a) Formation and Purpose.  Each Party shall appoint [***] ([***]) of its [***] to serve on the JDC.  The initial JDC representatives for VFMCRP shall be [***], and the initial JDC representatives for Relypsa shall be [***].  The JDC shall coordinate communication and operations regarding the [***] of, and the [***] for, the Products in the Licensed Territory in the Field in order to [***] of Products in the Licensed Territory in the Field.  The JDC will also facilitate the flow of information with respect to [***] activities being conducted for the Product that in or outside the Field that are relevant to the Licensed Territory (whether or not conducted in or outside the Licensed Territory, subject to Section [***]), and to facilitate exchange of [***] of Products relevant to the Licensed Territory, whether conducted in or outside the Licensed Territory and in the Field, subject to Section 4.4.

(b) Specific Responsibilities of the JDC.  In connection with its responsibilities described in Section 3.3(a), the JDC shall in particular:

(i) provide a forum for the Parties to share information, knowledge and planning on the [***] activities for the Products relevant to the Field in [***] the Licensed Territory;

(ii) review and discuss the [***] updates or amendments;

(iii) review and exchange [***] information and reports for Products in and outside the Field and in accordance with the [***] agreement;

(iv) monitor [***] activities for Products in the Field in the Licensed Territory, including with respect to [***] matters such as [***] strategies;

(v) review and facilitate the exchange of all Information (other than any Information relating to the [***] or [***] of Product) relating to or arising from all [***] activities described in subsections (i) - (iv) above for Products in the Field in [***] the Licensed Territory, subject to Section [***];

(vi) discuss and review a [***] strategy and plan for obtaining [***] for the Products in the Field in the Licensed Territory;

(vii) with input from [***] with respect to its strategy for [***], develop and implement a strategy for [***] with respect to Products in the Field in the Licensed Territory, subject to Section [***];

(viii) discuss and coordinate post-approval changes to [***], including any changes to the [***] for Products in the Field in [***] the Licensed Territory;

(ix) provide on a [***] basis updates on its activities and achievements to the JSC for review and comment;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(x) establish policies for [***] to use in determining whether and how to support [***] of the Product in the Field and in the Licensed Territory, and the [***];

(xi) perform such other activities as are expressly allocated to the JSC in this Agreement; and

(xii) review and approve any Third Party to be retained by either Party perform [***] activities (e.g., [***] activities) with respect to Products in the Licensed Territory.

3.4 Subcommittees.  The JSC shall have the right to establish from time to time one or more subcommittees or working groups to address specific matters relating to Products in the Field in the Licensed Territory.

3.5 Relypsa’s Membership in the Committees.   Relypsa's membership in the JSC and the JDC (the “Committees”) shall be at its sole discretion, as a matter of right and not obligation, for the sole purpose of participation in governance, decision-making, and information exchange with respect to activities within the jurisdiction of the Committees.  Relypsa shall have the right to withdraw, at any time after the [***] ([***]) anniversary of the Effective Date, from membership one or both of the Committees upon [***] ([***]) days' prior written notice to VFMCRP, which notice shall be effective upon the expiration of such [***] ([***]) day period.  Following the issuance of such notice: (a) Relypsa's membership in the applicable Committee(s) shall be terminated and (b) each Party shall have the right to continue to receive the information it would otherwise be entitled to receive under the Agreement and to participate directly with the other Party in discussions, reviews and approvals currently allocated to the relevant Committee(s) pursuant to Article 3.  If, at any time, following issuance of such a notice, Relypsa wishes to resume participation in the relevant Committee, Relypsa shall notify VFMCRP in writing and, thereafter, Relypsa's representatives to the relevant Committee shall be entitled to attend any subsequent meeting of such Committee and to participate in the activities of, and decision-making by, such Committee as provided in this Article 3 as if such notice had not been issued by Relypsa pursuant to this Section 3.5.  If a Committee is disbanded, then any data and information of the nature intended to be shared within such Committee shall be provided by each Party directly to the other Party and decisions formerly within the jurisdiction of such Committee shall be made by the Parties as if they were themselves members of such Committee as set forth in Section 3.1(e).

3.6 Alliance Managers.

(a) Each of the Parties shall appoint a single individual to act as that Party’s point of contact for day to day communications between the Parties relating to the activities conducted under this Agreement (each, an “Alliance Manager”).  Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

(b) Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within the JSC and JDC.  Each Alliance Manager will also: (i) be the point of first referral in all matters of conflict resolution; (ii) coordinate the relevant functional representatives of the Parties in developing and executing strategies and the Development Plan for the Products in the Field in and outside the Licensed Territory and any other Development activities with respect to the Field by the Parties; (iii) provide a single point of communication for seeking consensus both internally within the respective Parties’ organizations and between the Parties regarding key strategy and Development Plan issues; (iv) identify and bring disputes to the attention of the JSC and JDC in a timely manner; (v) plan and coordinate cooperative efforts and internal

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and external communications; and (vi) coordinate governance activities, such as the conduct of JSC and JDC meetings and production of meeting minutes so that they occur as set forth in this Agreement, and take actions necessary to facilitate performance of relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.

(c) The Alliance Managers shall attend all Committee meetings and support the chairperson of the JSC and JDC in the discharge of their responsibilities.  The Alliance Managers shall be nonvoting participants in Committee meetings, unless they are also appointed members of a Committee; provided, however, that an Alliance Manager may bring any matter to the attention of any Committee if such Alliance Manager reasonably believes that such matter warrants such attention.

4. Development

4.1 [***] Responsibilities.  The Parties intend to collaborate with respect to Development to support Regulatory Approval of the Product in the Field in the Licensed Territory.  [***] shall be solely responsible, [***], for conducting the Development activities allocated to it in the Development Plan, if any.  [***] shall, [***], use Commercially Reasonable Efforts to conduct the Development activities allocated to [***] pursuant to the Development Plan.  For the avoidance of doubt, [***] obligations under this Section 4.1 will not apply to [***] other than the Products.

4.2 [***] and Joint Party Responsibilities.  [***] shall be solely responsible, [***], for conducting the Development activities allocated to it in the Development Plan, if any.  The Parties shall discuss Development activities other than those included in the Development Plan that may be conducted by both Parties together or by either Party alone in the Field as provided in Section 4.4.  [***] shall, [***] [***], use Commercially Reasonable Efforts to conduct the Development activities allocated to VFMCRP pursuant to the Development Plan and to [***] in at least the following countries: (a) the [***]; and (b) the [***]. VFMCRP and Relypsa shall each update the JDC on all material developments occurring in the course of activities under the Development Plan that are necessary or useful for activities in the Licensed Territory, including without limitation (a) sharing all results of the Development activities on a timely basis, and sharing reports summarizing such results, as they become available, (b) reporting on feedback obtained from Regulatory Authorities in the Licensed Territory regarding Development activities and/or the Product, and (c) advising the JDC on progress in enrolling patients in Clinical Trials.

4.3 Development Plan.

(a) Development Plan.  The Development of Products in the Field in the Licensed Territory shall be governed by a plan to be agreed upon by the JSC within [***] ([***]) days after the Effective Date (the “Development Plan”).  As of the Effective Date, the Development Plan shall include (i) [***] of [***] study for Product [***] the Licensed Territory, (ii) [***] of studies to [***], and (iii) to the extent that such study is a [***], [***] of a study that [***] (which [***] shall structure in consultation with [***] to meet, to the extent reasonable, the [***]).  [***] would have rights to such data for purposes of [***] as further described in Article 5.  [***] shall not have any obligation to provide funding or incur costs in connection with any Clinical Trials or other studies to be conducted pursuant to the Development Plan unless it otherwise agrees, whether through the mechanism set forth in Section 4.4 or otherwise.  The Development Plan shall include, without limitation, details of all Clinical Trials to be conducted by the Parties to support Regulatory Approval for Products in the Field within the Licensed Territory, and related time lines, as well as other material activities necessary for Development of Products in the Field in the Licensed Territory, all preclinical studies, toxicology, pharmacology studies, formulation, and manufacturing process development for the Product.  The Development

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Plan would include, without limitation, any plans by [***] to perform activities in connection with a [***] in the Field for the Licensed Territory, which [***], subject to its obligation to discuss such activities with the JDC.  For clarity, [***] shall not perform or have performed any Development outside the scope of the Development Plan.

(b) Updates.  The JDC shall, on [***], propose updates to the timing and scope of activities under the Development Plan for the following [***] for review and comment by the JSC.  The JDC shall provide comments on such updated Development Plan by [***] of each [***], and the JDC shall consider and incorporate all reasonable comments in good faith, and following any amendment, such updated Development Plan shall apply to the following [***].  The JDC shall also update the Development Plan and submit it for review, comment and approval by the JSC to the extent required under Sections 3.2(b)(iii) and 4.4.

4.4 Additional Development.

(a) If (i) [***] wishes to develop the Products in the Licensed Territory for [***], to develop [***], or to [***], or (ii) [***] wishes to develop (w) Product comprising [***], (x) Products for [***], (y) to develop [***], or (z) to conduct [***] (each, an “Additional Study”), then such Party may so notify the other Party and present the proposed design and projected costs of such Additional Study to the JDC.  If the other Party through its members of the JDC agrees to conduct such co-development and co-fund such Additional Study, the Parties would amend the Development Plan to include such additional study and the associated costs [***], in which case [***] would be [***] in connection with exercising its rights under this Agreement with respect to the Product in the Field and [***] and for [***] of the Licensed Territory in connection with the Product in the Field.

(b) If the non-proposing Party does not wish to co-fund such proposed Additional Study, [***], the proposing Party may proceed with such Additional Study and would be solely responsible for the conduct and costs of such study.  In such case, the [***] would have [***], except with respect to [***] required to be filed with the [***] as set forth below, in any [***] in its territory (for [***], in the Licensed Territory and for [***], outside of the Licensed Territory).  [***] right to conduct any proposed Additional Study unilaterally would [***].

(c) Notwithstanding the foregoing, if the non-proposing Party [***], such non-proposing Party would have the right to refer such matter to [***] and, as needed, [***] for resolution of whether such proposed Additional Study would have the effect that is concerning the non-proposing Party.  If the matter is not resolved by [***], it shall be submitted for discussion and resolution in accordance with Section 17.9(c).  Notwithstanding anything to the contrary in the foregoing in this Section 4.4, if [***] proposes activities under Section 4.4(a)(ii)(w), then [***] shall be able to conduct such activities, except that if such activities [***] [***], and if such activities would [***], then [***] shall [***].

(d) [***] right to conduct unilaterally an Additional Study as described above would not include the right to conduct such study [***] without the consent of [***].  [***] right to conduct unilaterally an Additional Study would not include the right to conduct such study in patients [***] without the consent of [***].

(e) Notwithstanding the foregoing, the non-proposing Party would have the right to [***] to [***] any Additional Study for the Product for which the non-proposing Party declined previously to [***] by [***] the proposing Party [***] to conduct such Additional Study prior to the [***] to conduct such Additional Study after such [***], to the extent applicable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(f) Notwithstanding the foregoing provisions of this Section 4.4, if the [***] Regulatory Approval for the Product [***] is [***] than [***] the Regulatory Approval for the Product [***], the Parties shall negotiate in good faith on the conduct and [***] under this Section 4.4 of [***] for the Product [***] to include the [***].  The Parties anticipate that any such [***] will either be included in the Development Plan created after the Effective Date or that [***].

4.5 Subcontracting Permitted.  Subject to Section 2.3, each Party acknowledges and agrees that portions of the work to be performed by the other Party under the Development Plan (including manufacture of Products) may be performed on behalf of the Party by Third Parties; provided that VFMCRP shall not use any Third Party to perform manufacturing activities with respect to Products without first obtaining the prior written consent of Relypsa.  To the extent a Party engages subcontractors to perform activities on its behalf, the Party shall: (a) first have obtained written confidentiality agreements with any such subcontractors and written assignments of, or equivalent rights under, all Patent rights and Information that such subcontractors may develop by reason of work performed under this Agreement; and (b) be and remain responsible for the performance of its subcontractors

4.6 Development Activities in Licensed Territory. Relypsa retains the right to conduct Development of Products in the Licensed Territory solely to the extent necessary or useful to [***] for or [***] of Product in connection with [***].  If Relypsa plans to undertake such activities, it shall so notify the JSC and shall reasonably consider any concerns expressed with respect to such activities by the JSC.

4.7 Investigator-Sponsored Trials. The JDC shall establish and implement a policy regarding publications of investigator-sponsored trials of the Product in the Licensed Territory, which shall include the ability of the Parties to comment thereon, including without limitation with respect to study design and endpoints, and to request delays to allow the filing of patent applications on any patentable inventions disclosed therein in a manner consistent with Section 14.6.  Any such policy regarding investigator-sponsored trial shall require the [***], notwithstanding anything to the contrary in Section 3.1(e).

4.8 Clarification.  For clarity, the license granted to VFMCRP pursuant to Section 2.1 to Develop Product shall be limited to the extent VFMCRP has such rights under this Article 4.

5. Regulatory Matters

5.1 Preparation and Ownership of Regulatory Filings.

(a) [***], shall [***], and shall [***] for the Product in the Field to be [***] (the “[***]”).  [***] shall provide [***] with written notice of all [***] with respect to the [***] prior to its filing.  [***] shall have the [***], as well as [***].  [***] shall also have [***], and to have [***].  [***], all [***] with respect to Product [***] will be in the name of and under the direction of [***].  [***] shall [***], and shall [***], subject to [***].  Such [***] by a representative of [***].  The [***] will be [***] and be subject to [***].  The [***] will be [***].  [***] will develop a schedule for [***] on the [***].  [***] shall [***]. The [***] must be [***]. [***] will be the [***] in the [***].  [***] shall have [***]), and shall [***], to [***] and [***].  The [***] of the [***] will be [***], and [***] by [***].  The [***] for Product in the Licensed Territory shall be the “[***]”.  [***] will be responsible for [***], including the [***] and [***], and will be [***].  [***] will [***], including the [***].  [***] will provide [***], including [***]; provided that if such [***], the Parties will [***]; and further provided that [***] shall have [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) [***] will be the [***] in the [***].  [***] shall have [***], and shall [***], to [***] in at least the [***], and in the Field.  [***] shall [***] in the Licensed Territory; provided that if [***], [***]; and further provided that [***] shall [***].  [***] will [***].

(c) Any [***] will be [***] unless [***] and [***] shall [***].

(d) [***] shall [***] with respect to the Product in the Field in the [***], and [***] shall [***], provided that [***] shall [***] [***] relating to the Products in the [***], and to [***] for such Product.  [***] shall [***].  [***] shall [***], in connection with such regulatory activities, including [***].

(e) As between Relypsa and VFMCRP, [***] shall [***] covering each Product [***] for all Products at all times.  [***] shall be [***].  [***] shall [***], in connection with such regulatory activities for Product [***], at [***].  The [***] will [***].

5.2 Ownership of Data; Rights to Use Data.

(a) Relypsa shall own all right, title, and interest in, to, and under all Product Data.  VFMCRP hereby agrees to assign and assigns to Relypsa all of VFMCRP’s right, title and interest in, to and under the Product Data, and VFMCRP shall ensure that its permitted sublicensees, Affiliates, independent contractors, employees or agents to so assign to Relypsa such of their right, title, and interest in, to, and under the Product Data.  VFMCRP shall keep accurate records of all Product Data generated as a result of VFMCRP’s activities under this Agreement, and shall provide Relypsa with copies of all such Product Data promptly following the generation of such Product Data.  Product Data is included in the Relypsa Know-How and licensed to VFMCRP pursuant to Section 2.1.

(b) Notwithstanding anything to the contrary in this Agreement, Relypsa shall promptly provide to VFMCRP, [***], copies of and rights of reference to and use of all Product Data that is owned or Controlled by Relypsa, and that are relevant to or necessary to address issues relating to: (A) the safety of Products, including data that is related to adverse effects experienced with Products, or (B) CMC activities relating to the Products, and in each of (A) and (B), that are required to be reported or made available to Regulatory Authorities in the Licensed Territory, when and as such data become available (collectively, “Safety and CMC Data”).  VFMCRP shall use the Safety and CMC Data provided to it pursuant to this Section 5.2(b) solely to Develop and Commercialize Products in the Field in the Licensed Territory.

(c) Each Party shall maintain, or cause to be maintained, all data, results and analyses (including site records and master files) resulting from, and all records of, Development and other activities under this Agreement by such Party, its Affiliates or permitted subcontractors, in sufficient detail and in good scientific manner appropriate for performing its obligations and exercising its rights under this Agreement with respect to [***].  The foregoing data, results, analyses and records: (i) shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of its respective activities hereunder; (ii) shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement; and (iii) shall be retained by the relevant Party for at least [***] ([***]) Years after the termination of this Agreement or for such longer period as may be required by Applicable Law.  Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records of the other Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3 Notice of Communication with Regulatory Authorities.

(a) After the MAA Date for a Product, [***] shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to such Product [***].  [***] shall notify [***] of any material oral or written communications to or from Regulatory Authorities on matters related to the Product or which may reasonably be deemed to impact Product Development, manufacture, marketing or Regulatory Approval [***] in the Field, and shall provide [***] with copies of any such material written communications within [***], or earlier as specified in the Pharmacovigilance Agreement, of receipt or delivery of such communication, as the case may be, or such earlier date as required by Applicable Laws, the FDA or other relevant Regulatory Authority. In addition to the foregoing, [***] shall give [***] reasonable opportunity to review and comment on any proposed response to any such oral or written communications to or from Regulatory Authorities prior to submitting any response thereto, and provide [***] with a copy of the final response as specified herein.

(b) Subject to Section 5.1(a), [***] shall be responsible for handling all complaints and communications (including with Regulatory Authorities) relating to: (i) the Product [***]; and (ii) the Product [***].  [***] shall notify [***] of any material oral or written communications to or from Regulatory Authorities on matters related to the Product or which may reasonably be deemed to impact Product Development, manufacture, marketing or Regulatory Approval [***], and shall provide [***] with copies of any such material written communications within [***], or such earlier date as required by Applicable Laws, the FDA or other relevant Regulatory Authority.

5.4 Adverse Event Reporting and Product Complaints.  The Parties will enter into a pharmacovigilance agreement within [***] ([***]) days after the Effective Date that shall govern their obligations with respect to the exchange, handling and reporting adverse events, other safety information and Product complaints during Development and Commercialization of the Product in the Field.  Relypsa will be responsible for such obligations outside the Licensed Territory, and VFMCRP shall be responsible for such obligations within the Licensed Territory.

5.5 Product Recall.  The Manufacturing and Supply Agreement shall contain standard provisions acceptable to both Parties regarding: (a) a Regulatory Authority’s issuance or request of a recall or similar action in connection with the Product; and (b) either Party’s determination that an event, incident or circumstance has occurred which may result in the need for a recall or market withdrawal.

6. Commercialization

6.1 VFMCRP’s Responsibilities.  As between the Parties, VFMCRP will be solely responsible for the day-to-day commercial activities for Product in the Licensed Territory in the Field at its sole expense, including all activities relating to: (a) pricing and reimbursement; (b) marketing and promotion activities; (c) booking sales and distributing Product and performing related activities; (d) handling all aspects of order processing, invoicing and collection, inventory and receivables; and (e) providing customer support.  [***] for any taxes, including any Indirect Taxes, that arise from Commercialization of Products in the Licensed Territory in the Field.

6.2 VFMCRP Commercial Diligence Obligations.  VFMCRP shall use Commercially Reasonable Efforts to Commercialize the Product in the Field in at least the following countries after receiving required Regulatory Approvals therefor: (a) [***]; and (b) [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.3 Commercialization Plan, Forecasts and Reports.  No later than [***] ([***]) months prior to the intended First Commercial Sale of each Product in a country that is one of the Major Countries, VFMCRP shall present to the JSC a draft plan for Commercialization of such Product in each country in the Major Countries, which shall include without limitation all material prelaunch activities, sales efforts, promotional efforts and advertising for such Product in such country, and which shall be consistent with similar plans for similar pharmaceutical products having [***] (the “Commercialization Plan”).  The JSC shall review and provide comments on such Commercialization Plan, and VFMCRP shall consider in good faith all such comments.  By [***] of each Year following the First Commercial Sale of a Product in the Major Countries, VFMCRP shall provide to the JSC an updated Commercialization Plan for such Product, and the JSC shall review and provide comments on such updated Commercialization Plan within [***] ([***]) days after its receipt thereof. Concurrently with each update to the Commercialization Plan, VFMCRP shall provide to Relypsa a good faith forecast of sales of Products in the Major Countries during the next [***] ([***]) years.  Additionally, VFMCRP shall provide to Relypsa reports, within [***] ([***]) days after the end of each calendar quarter, specifying, [***], the sales efforts, promotional efforts and advertising efforts made for Products in the Licensed Territory, on a quarterly basis relative to those required in the Commercialization Plan) in each country in the Licensed Territory where the Product is being Commercialized.

6.4 Packaging; [***] Product Trademarks.  VFMCRP shall be responsible for all final commercial packaging and labeling of the Product for use in the Licensed Territory.  VFMCRP shall use the Product Trademark for Commercializing the Product in the Field in the Licensed Territory, subject to Section 6.5, unless VFMCRP has a [***] for Commercializing the Product in the Field in the Licensed Territory, in which case Relypsa shall have [***].  To the extent allowed by Applicable Laws, all Product packaging, including package inserts and any promotional materials associated with the Product in the Licensed Territory shall carry, in a conspicuous location, [***] or the Product Trademark, subject to the Parties’ approval of the size, position, and location thereof on the Product or its components, which approval shall not be unreasonably withheld, delayed or conditioned.

6.5 Use of Product Trademarks; Relypsa Mark.

(a) VFMCRP shall not use any Product Trademark outside the scope of this Agreement or take any action that would materially adversely affect the value of any Product Trademark.  VFMCRP shall use the Product Trademark only in accordance with Relypsa’s internal Trademark guidelines attached hereto as Exhibit 6.5.1.  Relypsa shall retain the right to monitor and enforce the use of the Product Trademark to the extent necessary to maintain its trademark rights and goodwill therein.  VFMCRP shall not use any Product Trademark in packaging materials, package inserts, labels, labeling, and marketing, sales, advertising and promotional materials in a manner that has not been approved by Relypsa prior to such use.  If not yet obtained, Relypsa shall use Commercially Reasonable Efforts to obtain (a) Product Trademarks in the countries listed in attached Exhibit 6.5.2, and (b) [***].  Relypsa may request that VFMCRP undertake such activities under the previous sentence, and if VFMCRP agrees to assume such responsibilities, the Parties will cooperate to coordinate such activities and [***] thereof. Upon VFMCRP’s request, Relypsa shall use Commercially Reasonable Efforts to obtain, additional Product Trademarks or related [***] in the Licensed Territory.

(b) To the extent allowed by Applicable Law and consistent with Relypsa’s internal Trademark guidelines attached hereto as Exhibit 6.5.1, all Product labeling, packaging and package inserts and any promotional materials associated with the Products shall carry, in a conspicuous location, the Trademark of Relypsa with a notice that such Product is sold under license from Relypsa.  Such Trademark, where so included, shall be in addition to the Product Trademark and Trademarks of VFMCRP.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.6 Publication Strategy.  The JSC shall develop a strategy for reviewing, coordinating and releasing publications including results of studies conducted for the Product by or on behalf of either Party.  Each Party would submit any proposed publications to the other Party for review and comment as provided in Section 14.6.

6.7 Conferences.  [***] shall have [***] Product-related information and materials at all conferences, congresses or scientific or medical meetings held [***] the Licensed Territory, provided that [***] shall [***] of [***] for such presentations and coordinate with [***] with regard thereto.  [***] shall have [***] Product-related information and materials at all conferences, congresses or scientific or medical meetings held in the Licensed Territory, provided that [***] shall [***] of [***] for such presentations and coordinate with [***] with regard thereto.  If a Party wishes to [***] in any conference, congress or scientific or medical meeting held [***], such Party’s [***] shall be subject to [***] of the Party having the [***] to present at such event under this Section 6.7 (the “Presenting Party”).  Such consent would be limited to [***].

7. Payment Obligations

7.1 Upfront Payment.  In partial consideration for the rights granted to VFMCRP under this Agreement, VFMCRP shall pay to Relypsa a one-time-only, nonrefundable, noncreditable payment of Forty Million Dollars ($40,000,000) by wire to an account designated in writing by Relypsa within [***] ([***]) days after the Effective Date.

7.2 Milestone Payments.

(a) Regulatory Milestone.  In partial consideration for the rights granted to VFMCRP under this Agreement, VFMCRP shall pay the following nonrefundable, noncreditable regulatory milestone payments to Relypsa, within [***] ([***]) days after achievement of the relevant milestone for a Product by or on behalf of VFMCRP or its Affiliates or their respective permitted sublicensees, as set forth in the table below.

Milestone Event	Payment
[***]

(b) Sales Milestones.  In partial consideration for the rights granted to VFMCRP under this Agreement, VFMCRP shall pay the following nonrefundable, noncreditable sales milestone payments to Relypsa, within [***] ([***]) days after achievement of the relevant milestone for Products by or on behalf of VFMCRP or its Affiliates or their respective permitted sublicensees in a Calendar Year, as set forth in the table below.

Milestone Event	Payment
[***]

[***].

For clarity, more than one of the foregoing sales milestones may be met, and may become due to Relypsa, in a given Calendar Year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.3 Royalties.  In addition to any amounts due to Relypsa under Sections 7.1 and 7.2, in partial consideration for the rights granted to VFMCRP under this Agreement (including, without limitation, license rights with respect to the Relypsa Know-How) and, subject to Sections 7.5 and 7.6, VFMCRP shall pay to Relypsa royalties based on the aggregate Net Sales of all Products in the Licensed Territory by or on behalf of VFMCRP or its Affiliates or their respective permitted sublicensees in a given Calendar Year during the Royalty Term, on an incremental basis as set forth below.  For clarity, the royalty rates set forth in the table in this Section 7.3, below, are intended to be applied incrementally, with the specified royalty rate applying to the portion of Net Sales in the Licensed Territory in a given Calendar Year that fall within the range to which such royalty rate applies.

Royalty Rate	Portion of Net Sales in the Licensed Territory in a Calendar Year (millions of Dollars)
[***]

7.4 Royalty Term.  The royalties due under Section 7.3 shall be determined on a country-by-country and Product-by-Product basis beginning from the First Commercial Sale of such Product in such country until the later of: (a) expiration of the last-to-expire of a Relypsa Patent Right containing a Valid Claim that would be infringed in such country by such Product but for the license granted under Section 2.1(a); (b) expiration of all regulatory and data exclusivity applicable to such Product in such country; and (c) ten (10) years after the First Commercial Sale of such Product in such country.  For purposes hereof, Products that [***] shall be regarded as being the same Product, but Products that [***] shall be different Products.

7.5 Competitive Products. If, in any country or region (e.g., EU) in the Licensed Territory, (a) one or more Competitive Product(s) during [***] achieves a market share ([***]) in the aggregate equal to or higher than [***] percent ([***]%) of the total [***] sales of all Competitive Products and Products sold in such country or region or (b) after Regulatory Approval of a Competitive Product in the country or region, the [***] [***], then the royalties due under Section 7.3 with respect to the relevant Product in the country or region shall be reduced by [***] percent ([***]%); provided, however, that in [***] be [***], by [***] available under this Agreement.

7.6 Third Party Payments.  If after complying with Section 10.4 either Party, its Affiliates or its permitted sublicensees are required to pay Third Party Payments (directly to a Third Party) in consideration for a license under [***], that in the absence of a license thereunder would be infringed by the Commercialization of the Product in the Field in the Licensed Territory, the portion of such amounts payable to such Third Party arising by reason of the Development or commercialization of Products in the Field in the Territory shall be [***].  VFMCRP shall then be entitled to credit [***] percent ([***]%) of such portion of such Third Party Payments in the event [***], and [***] percent ([***]%) of such portion of such Third Party Payments  in the event [***], against any royalties due hereunder with respect to the Net Sales of the Product to which the Third Party Payment  pertains; provided that such credit shall not operate to reduce the royalties otherwise due to Relypsa under this Agreement by more than [***] percent ([***]%); provided, however, that in [***] be [***] by [***] available under this Agreement.

7.7 Payments. It is understood and agreed between the Parties that any payments made under Article 7 are [***], which shall be [***]. Payments due under Section 7.3 shall be paid no later than [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

([***]) days following the end of each Calendar Quarter with respect to Net Sales in such [***] during the Royalty Term, using an estimated payment and reconciliation mechanism set forth in this Section 7.7.  Each payment under this Section 7.7 shall be accompanied by a written report showing with respect to such Net Sales: (a) the Calendar Quarter for which such payment applies; (b) the amount recorded for gross sales of Products to Distributors, Third Parties or [***] for Product during such Calendar Quarter; (c) the total deductions from gross sales recorded to arrive at Net Sales recorded; (d) the quantities of all Product sold; and (e) the amount of royalties due pursuant to this Article 7.  Within [***] ([***]) days after the end of each Calendar Year during the Royalty Term, VFMCRP shall provide a reconciliation statement of royalty payments actually paid by VFMCRP during such Calendar Year, and the royalty payments actually due pursuant to this Article 7, and either [***] or [***].

7.8 Currency of Payment.  All payments to be made under this Agreement shall be made in Dollars.  Any Net Sales during the Royalty Term in a Calendar Quarter made in foreign currencies shall be converted into Dollars using the currency exchange rate set forth at [***] for the [***], or if such source does not then exist, an alternative source of such information selected by mutual agreement of the Parties.

7.9 Withholding Taxes.  The parties expect that [***], but if any [***] withholding should be charged, the liability for such taxes should be the sole responsibility of [***]. Notwithstanding the foregoing, if either Party (or its assignee pursuant to Section 17.2) [***] that [***], then the [***].

7.10 Indirect Taxes.  If any Indirect Taxes are chargeable in respect of any payments made under Article 7, such Indirect Taxes shall be (i) to the extent recoverable by either Party pursuant to a claim for refund or credit, borne by such Party or (ii) in all other cases, borne [***].  The Parties shall issue invoices for all goods and services supplied under this Agreement consistent with Indirect Tax requirements, and to the extent any invoice is not initially issued in an appropriate form, the invoice issuing Party shall promptly inform the other Party and shall cooperate with such other Party to provide such information or assistance as may be necessary to enable the issuance of such invoice consistent with Indirect Tax requirements. The Parties shall cooperate in accordance with Applicable Law to minimize any Indirect Taxes incurred in connection with this Agreement.  Notwithstanding the foregoing, if either Party (or its assignee pursuant to Section 17.2) [***] that [***], then the [***].

7.11 Interest.  If either Party fails to make any payment when due hereunder to the other Party under this Agreement, then interest shall accrue thereon in United States Dollars at an annual rate equal to the lesser of (i) [***], but in no case less than [***]%, and (ii) the maximum rate permitted by Applicable Law.

8. Manufacture And Supply

8.1 General.  Subject to Section 8.2, Relypsa will supply, itself or through a Third Party contractor, finished, packaged Product (“Finished Product”) to support [***] in the Licensed Territory, and Commercialization of Product in the Licensed Territory, [***] for the Licensed Territory, in which case, Relypsa shall itself, or through a Third Party contractor, have the [***] to [***] the [***] (“[***]”) for [***] [***] and Commercialization of Product in the Licensed Territory in the Field.  The binding terms and conditions for the commercial manufacture and supply of Finished Product and, if applicable, [***] shall be set forth in a Manufacturing and Supply Agreement to be entered into as set forth in Section 8.2 (“Manufacturing and Supply Agreement”).

8.2 Manufacturing and Supply Agreement for Commercial Supply of Products. The Parties shall agree in good faith to execute a mutually satisfactory Manufacturing and Supply Agreement containing the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

terms set forth on Exhibit 8.2 for Relypsa’s [***] of Finished Product or, if applicable, [***] (as described in Section 8.1) to VFMCRP within [***] ([***]) days after the Effective Date.  The Manufacturing and Supply Agreement shall provide that the Parties will discuss and cooperate to [***] of Finished Product for [***] for the Licensed Territory within [***] following the effective date of the Manufacturing and Supply Agreement (which may include [***]). The Parties shall also enter into a Quality Agreement within [***] ([***]) days after the Effective Date.  The Manufacturing and Supply Agreement shall contain terms and conditions set forth in Exhibit 8.2 and other terms and conditions typically contained in agreements governing the commercial manufacture of similar products for similar purposes at similar volumes.

8.3 Clarification.  For clarity, the license granted to VFMCRP pursuant to Section 2.1 to make Product shall be limited to the extent VFMCRP has such rights under this Article 8 and Exhibit 8.2, and the Manufacturing and Supply Agreement.

9. Record Keeping, Record Retention, and Audits

9.1 Record Keeping.  Each Party shall record, to the extent practical, all Development Information relating to Products in standard laboratory notebooks, which shall be signed, dated, and witnessed, or if kept electronically, suitably validated.  To the extent practical, the notebooks of each Party for Products shall be kept separately from notebooks documenting other development activities of such Party.  Each Party shall require its employees, consultants, and contractors (and in the case of VFMCRP and its Affiliates) to disclose any inventions relating to the Project in writing promptly after conception.

9.2 Record Retention.  [***] shall keep complete and accurate records of its Regulatory Approval Applications and Regulatory Approvals related to Products to enable [***] to confirm [***] performance of its obligations under this Agreement.  [***] shall also keep complete and accurate records in sufficient detail to permit [***] to confirm [***] performance of its obligations under and the accuracy of calculations of all payments made under Article 7.  The records to be maintained by each Party under this Section 9.2 shall be maintained for a minimum of [***] ([***]) years following the year in which the corresponding efforts or payments, as the case may be, were made under this Agreement or longer if by regulatory requirement.

9.3 Audit Request.  Each of the Parties shall, at its expense (except as provided below), have the right to audit, not more than once during each [***] and during regular business hours, the records maintained by the other Party under Section 9.2, to determine with respect to any [***], the accuracy of any report or payment made under this Agreement in the [***] ([***]) preceding Years.  If a Party desires to audit such records, it shall engage an independent, certified public accountant reasonably acceptable to the other Party to examine such records under obligations of confidentiality no less protective as those set forth in Article 14.  Such accountant shall be instructed to provide to the auditing Party a report verifying any report made or payment submitted by the audited Party during such period, but shall not disclose to the auditing Party any Confidential Information of the audited Party not necessary therefor.  The expense of such audit shall be borne by the auditing Party; provided, however, that, if an error, resulting in underpayment by the audited Party or overpayment by the auditing Party, of more than [***] percent ([***]%) is discovered, then such expenses shall be paid by the audited Party.  If an accountant concludes that additional payment amounts were owed to a Party during any period, the debtor Party shall pay such payment amount (including interest thereon from the date such amounts were payable) within [***] ([***]) days of the date the debtor Party is first notified of such accountant’s written report so concluding, unless the debtor Party notifies the creditor Party of any dispute regarding the audit and commences proceedings under Section 17.10 within such [***] ([***]) day period (in which case the payment shall be delayed until the conclusion of any such proceeding).  Neither Party may

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

engage an auditor in any audits under this Section 9.3 on a contingent payment basis.  Any Information received by an auditing Party pursuant to this Section 9.3 shall be deemed to be Confidential Information of the audited Party.

9.4 Survival.  This Article 9 shall survive any termination or expiration of this Agreement for a period of [***] ([***]) Years following the final payment made under this Agreement.

10. Inventions, Know-How, and Patents

10.1 Ownership of Inventions.

(a) General.  VFMCRP shall promptly disclose to Relypsa and Relypsa shall promptly disclose to VFMCRP Inventions relating to the Product, including without limitation Product Inventions or [***] Technology.   Except as set forth in Section 10.1(b): (i) each Party shall solely own any Inventions and intellectual property rights therein that are made, conceived, reduced to practice, authored, or otherwise discovered solely by such Party or any of its employees, Affiliates, licensees, sublicensees (where permitted), independent contractors, consultants or agents, including without limitation any Patent or Patent Application in which all of the claims included in such Patent or Patent Application claim only such solely owned Invention; and (ii) the Parties shall jointly own any Inventions and intellectual property rights therein that are made, conceived, reduced to practice, authored, or otherwise discovered jointly by the Parties or any of their employees, Affiliates, licensees, sublicensees (where permitted), independent contractors, consultants or agents, including without limitation any Patent or Patent Application on such jointly owned Invention.  Each Party shall have the right to use and license jointly owned Inventions and all intellectual property rights therein for any and all purposes without the need to account to or seek permission from the other Party (subject, in all cases, to any other applicable terms of this Agreement); provided, however, that for clarity, the foregoing shall not be construed as granting or conveying to either Party any license or other rights to the other Party’s other intellectual property rights, unless otherwise expressly set forth in this Agreement.  To the extent necessary to effect the foregoing, each Party grants to the other Party a royalty-free (except or as expressly provided in this Agreement), nonexclusive, sublicensable (through multiple tiers) license under jointly owned Inventions and intellectual property rights therein, for all purposes.

(b) Product Inventions.  Notwithstanding Section 10.1(a), Relypsa shall solely own all right, title, and interest in, to, and under all Inventions (including any Improvements) relating to, or covering: (i) [***]; (ii) [***], including [***]; (iii) [***], including [***]; and (iv) [***], in each case whether made by employees, sublicensees (if permitted), Affiliates, independent contractors, consultants or agents of one Party or jointly by employees, sublicensees (if permitted), Affiliates, independent contractors, consultants or agents of each Party (collectively, “Product Inventions”).  Such Product Inventions, and all intellectual property rights therein, shall be included in the Relypsa Technology and licensed to VFMCRP pursuant to Section 2.1.

(c) Ownership Disputes.  The JSC shall attempt in good faith to resolve any disputes arising hereunder regarding ownership of Inventions.  In the event the JSC is unable to resolve such dispute within [***] ([***]) days after its receipt of notice of the dispute, the dispute resolution procedure set forth in Article 17 shall apply.

(d) Assignment and Perfection of Interests.  Without additional consideration, each Party hereby assigns to the other Party such of its right, title and interest in and to any Inventions, Improvements, Patent Rights claiming them, and all other intellectual property rights therein, and shall ensure that its sublicensees (if permitted), Affiliates, independent contractors, employees, consultants or agents to so

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

assign to the other Party such of their right, title, and interest in, to, and under the foregoing, in each case only to the extent necessary to effectuate the allocation of right, title and interest in and to Inventions as set forth in Section 10.1(a) and 10.1(b).  Each Party shall, and shall cause its sublicensees (if permitted), Affiliates, independent contractors, employees, consultants, and agents to, cooperate with the other Party and take all reasonable additional actions and execute such agreements, instruments, and documents as may be reasonably required to perfect the other Party’s right, title, and interest in, to, and under Inventions, Patent Rights and other intellectual property rights as such other Party has pursuant to Sections 10.1(a) and 10.1(b).  Each Party shall also include without limitation provisions in its relevant agreements with Third Parties that effect the intent of this Section 10.1.  As between the Parties, each Party that is obligated to assign its rights to the other Party pursuant to Sections 10.1(a) or 10.1(b) shall be responsible for compensating its employees where Applicable Law requires the assigning Party’s employee inventors to be compensated.

(e) Each Party acknowledges and agrees that this Agreement is a “joint research agreement” as contemplated by 35 U.S.C. § 102(c), and that all Inventions are intended to have the benefit of the rights and protections conferred by the Cooperative Research and Enhancement Act of 2004 (the “CREATE Act”).  In the event that a Party seeks to rely on the foregoing and to invoke the CREATE Act with respect to any Invention, such Party will give prior written notice to the other Party of its intent to invoke the CREATE Act and of each submission or disclosure such Party intends to make to the United States Patent and Trademark Office (the “USPTO”) pursuant to the CREATE Act, including: (i) any disclosure of the existence or contents of this Agreement to the USPTO, (ii) the disclosure of any “subject matter developed by the other Party” (as such term is used in the CREATE Act) in an information disclosure statement or otherwise, or (iii) the filing of any terminal disclaimer over the intellectual property of the other Party, it being agreed that no such submission, disclosure or filing shall be made by such Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, except that no such consent shall be required to disclose to the USPTO, through an information disclosure statement or otherwise, any “subject matter developed by the other Party” that was previously published or included in a Patent Application by the other Party.  The other Party will provide reasonable cooperation to such Party in connection with such Party’s efforts to invoke and rely on the CREATE Act.

10.2 Patent Filing, Prosecution, Maintenance and Defense.

(a) Filing and Prosecution of Relypsa Patents.  Relypsa shall be responsible ([***]) for preparing, filing and prosecuting the Relypsa Patent Rights, including all Patents and Patent Applications claiming Inventions it solely owns under the Agreement but excluding Joint Patents (which are addressed in Section 10.2(e)).  Relypsa shall use at least reasonable efforts to prepare, file and prosecute Relypsa Patent Rights [***] in which it is [***].  Relypsa shall use reasonable discretion in conducting such preparation, filing and prosecution in the Licensed Territory and shall Prosecute to Completion the same.  “Prosecute to Completion” under this Section 10.2 shall mean [***].  Relypsa shall provide to VFMCRP copies of [***] correspondence with patent authorities relating to Patents issuing on Patent Applications included in the Relypsa Patent Rights for which Relypsa is responsible under this Section 10.2(a), including notices of allowance with respect thereto, promptly upon the filing or receipt of such correspondence.  Subject to an appropriate agreement to protect attorney-client privilege, Relypsa shall [***] update VFMCRP on the status of the Relypsa Patent Rights, including information relating to major legal or patentability issues which might impact the validity of a patent or patent application covering the Product in the Licensed Territory.

(b) Maintenance and Defense of Relypsa Patents.  Relypsa shall be responsible ([***]) for defending (through any derivations, interferences, reissue proceedings, cancellations, oppositions, post grant

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

reviews, Patent Challenges and reexaminations) and maintaining the Relypsa Patent Rights, including all Patents and Patent Applications claiming Inventions it solely owns under the Agreement but excluding Joint Patents (which are addressed in Section 10.2(e)).  At minimum, Relypsa shall maintain and defend Relypsa Patent Rights [***] filing or prosecuting Relypsa Patent Rights.  If any of the Relypsa Patent Rights or Patents and Patent Applications claiming Inventions or Improvements solely owned by Relypsa under this Agreement  becomes the subject of any proceeding commenced by a Third Party in the Licensed Territory (the Patents or Patent Applications under challenge the “Relypsa Challenged Patents”) in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof (such an action a “Patent Challenge”), then Relypsa shall have the right to control such defense [***].  [***] such proceeding (but not to [***] of such defense), [***] in any such action with respect to the Relypsa Challenged Patents that are included in the Relypsa Patent Rights. Relypsa shall [***], and shall [***] for such Patents and Patent Applications in the Licensed Territory.  Relypsa shall provide to VFMCRP [***] relating to such maintenance or defense activities [***].  Relypsa shall not [***] during maintenance and defense of such Patents or Patent Applications that would [***] the Patents or Patent Applications (including [***]) in the Licensed Territory, without [***].  If Relypsa decides [***] of any Relypsa Patent Rights in the Licensed Territory, Relypsa shall provide VFMCRP with [***] at least [***] ([***]) days prior to any [***] thereof.  In such event, if [***] of any such Relypsa Patent Rights in the Licensed Territory, Relypsa [***] but VFMCRP shall [***] for such [***], provided that [***] (for clarity, if [***]).

(c) Filing and Prosecution of VFMCRP Patents.  VFMCRP shall be responsible ([***]) for preparing, filing and prosecuting the VFMCRP Patent Rights, including all Patents and Patent Applications claiming Inventions it solely owns under the Agreement but excluding Joint Patents (which are addressed in Section 10.2(e)).  VFMCRP shall use reasonable efforts to prepare, file and prosecute VFMCRP Patent Rights [***] filing or prosecuting VFMCRP Patent Rights.  VFMCRP shall use reasonable discretion in conducting such preparation, filing and prosecution in the Licensed Territory and shall Prosecute to Completion the same.  VFMCRP shall provide to Relypsa copies of any material correspondence with patent authorities relating to Patents issuing on Patent Applications included in the VFMCRP Patent Rights for which VFMCRP is responsible under this Section 10.2(c), including [***], promptly upon the filing or receipt of such correspondence.

(d) Maintenance and Defense of VFMCRP Patents.  VFMCRP shall be responsible ([***]) for defending (including conducting any derivations, interferences, reissue proceedings, cancellations, oppositions, post grant reviews and reexaminations) and maintaining the VFMCRP Patent Rights, including all Patents and Patent Applications claiming Inventions it solely owns under the Agreement but excluding Joint Patents (which are addressed in Section 10.2(e)). At minimum, VFMCRP shall maintain and defend VFMCRP Patent Rights [***] filing or prosecuting VFMCRP Patent Rights.  If any of the VFMCRP Patent Rights or Patents and Patent Applications claiming Inventions or Improvements solely owned by VFMCRP under this Agreement  becomes the subject of any proceeding commenced by a Third Party in the Licensed Territory (the Patents or Patent Applications under challenge the “VFMCRP Challenged Patents”) in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof (such an action a “Patent Challenge”), then VFMCRP shall have the right to control such defense [***]. [***] such proceeding (but not to [***] of such defense), [***] in any such action with respect to the VFMCRP Challenged Patents that are included in the VFMCRP Patent Rights.  VFMCRP shall [***], and shall [***] for such Patents and Patent Applications in the Licensed Territory.  VFMCRP shall provide to Relypsa [***] relating to such maintenance or defense activities [***].  VFMCRP shall not [***] during maintenance and defense of such Patents or Patent Applications that would [***] the Patents or Patent Applications (including [***]) in the Licensed Territory, without [***].  If VFMCRP

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decides [***] of any VFMCRP Patent Rights in the Licensed Territory, VFMCRP shall provide Relypsa with [***] at least [***] ([***]) days prior to any [***] thereof.  In such event, if [***] of any such VFMCRP Patent Rights in the Licensed Territory, VFMCRP [***], but Relypsa shall [***] such [***] provided that [***] (for clarity, if [***]).

(e) Joint Patents.

(i) The Parties shall inform the JSC promptly after the conception of any Invention that is owned jointly by the Parties pursuant to Section 10.1 and provide to the JSC information with respect to such jointly owned Invention reasonably necessary to enable the JSC to determine whether to file a Patent Application thereon (any such Patent Application or Patent issuing therefrom, a “Joint Patent”).  The JSC shall determine which Party shall be responsible, [***], for the preparation, filing, prosecution (including conducting any derivations, interferences, reissue proceedings, cancellations, oppositions, post grant reviews and reexaminations), and maintenance of any and all Joint Patents claiming or covering such Joint Invention (the selected Party, the “Prosecuting Party”).  The Prosecuting Party shall reasonably consult with the other Party, including providing draft responses to the other Party [***] prior to the filing deadline, and shall consider in good faith any comments from the other Party with respect to such preparation, filing, prosecution and maintenance activities for such Joint Patent.  The Prosecuting Party shall provide to such other Party copies of any papers relating to such filing, prosecution, or maintenance activities for such Joint Patent promptly upon their being filed or received.  The Prosecuting Party shall not knowingly take any action during prosecution and maintenance of such Joint Patent that would materially adversely affect such Joint Patent (including any reduction in claim scope), without consultation with such other Party.  [***] related to the preparation, filing, prosecution, and maintenance of any Joint Patents; provided, however, that either Party may [***], in which case: (A) [***]; (B) [***] [***]; and (C) [***].

(ii) The Prosecuting Party shall prosecute and maintain each Joint Patent in at least the following countries: [***] (each, a “Core Country”, and collectively, the “Core Countries”).  For any Joint Patent filed with the European Patent Office, the Parties will discuss and agree in which countries to validate the granted Patent thereon depending on the scope and business value of the claims. [***].  In no event will the Prosecuting Party permit Patents or Patent Applications for which it is responsible under Section 10.2(e)(i) to be abandoned in any Core Country, or elect not to file a new Patent Application claiming priority to a Patent Application for which it is responsible under Section 10.2(e)(i) in a Core Country either before such Patent Application’s issuance or within the time period required for the filing of a divisional or other continuing Patent Application or an international (e.g., Patent Cooperation Treaty), regional (including with the European Patent Office), or national Patent Application, unless the other Party is first given an opportunity to assume full responsibility for the continued prosecution (including the conduct of any derivations, interferences, reissue proceedings, cancellations, oppositions, post grant reviews and reexaminations) and maintenance of such Joint Patent, or the filing of any new Patent Application that is a Joint Patent.  Each Prosecuting Party shall provide the other Party with notice of the allowance and expected issuance date of any Joint Patent, and any of the aforementioned filing deadlines, and such Prosecuting Party shall provide such other Party with prompt notice as to whether it desires to file such new Patent Application.  If the Prosecuting Party decides either: (A) not to continue the prosecution or maintenance of a Patent Application or Patent that is a Joint Patent in any country; or (B) not to file a new Patent Application that is a Joint Patent requested to be filed by the non-Prosecuting Party, the Prosecuting Party shall provide the non-Prosecuting Party with notice of this decision at least [***] ([***]) days prior to any deadline or pending lapse or abandonment thereof.  In such event, the Prosecuting Party shall provide the non-Prosecuting Party with an opportunity to confer with the Prosecuting Party regarding whether to pursue the filing and/or further prosecution (including the conduct of any derivations,

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interferences, reissue proceedings, cancellations, oppositions, post grant reviews and reexaminations) and maintenance of such Joint Patents.  If the non-Prosecuting Party prefers to pursue such actions, the [***].

(iii) If any of the Joint Patents becomes the subject of any proceeding commenced by a Third Party in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof the Parties shall confer and determine which Party shall control, and the allocation of costs with respect to, such action.

(f) The Parties shall reasonably cooperate to file Patent Applications on Inventions in a manner that will result in the ownership of all such Patent Applications and Patents issuing therefrom being owned in the same manner in which the claimed Inventions are owned as set forth in Section 10.1.  Each Party shall ensure that, to the extent permitted by Applicable Laws, its employees, licensees, sublicensees (if permitted), Affiliates, independent contractors, consultants or agents performing work pursuant to this Agreement are under an obligation to assign to it all Inventions and intellectual property therein rights arising during and in the course of and as a result of the performance of such work or, where such obligation is not permitted in a particular country, to exclusively license to it all such Inventions and intellectual property rights, with the right to authorize or grant sublicenses in such country, or where neither of the foregoing obligations is permitted under Applicable Laws in a particular country then, to non-exclusively license to it all such Inventions and intellectual property rights, with the right to authorize or grant sublicenses in such country.

(g) Relypsa shall use Commercially Reasonable Efforts to [***] in the Licensed Territory (collectively “[***]”) for any Patent Rights licensed to VFMCRP under this Agreement. VFMCRP shall execute such authorizations and other documents and take such other actions as may be reasonably requested by Relypsa to obtain such [***], including designating Relypsa as its agent for such purpose as provided in 35 U.S.C. Section 156 and comparable foreign laws.  All filings for such [***] shall be made by Relypsa; provided, Relypsa must reasonably consider VFMCRP’s comments with respect thereto to ensure consistency between the applicable [***] applications and other patent prosecution documents.  If Relypsa elects not to file for a [***] in the Licensed Territory, Relypsa shall promptly notify VFMCRP of its intention not to file.  If VFMCRP desires for the [***] to be filed, Relypsa will grant VFMCRP to file such [***].  In that case, VFMCRP must reasonably consider Relypsa’s comments with respect thereto to ensure consistency between the applicable [***] applications and other patent prosecution documents.  Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties shall cooperate with each other in gaining patent term restorations and/or extensions wherever applicable to such Relypsa Patent Rights in the Territory.  The Parties shall cooperate with each other in seeking and obtaining [***] in the Territory.

(h) If in the Licensed Territory the equivalent of the “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”) permits the listing of any Relypsa Patent, VFMCRP shall ensure that it: (a) maintains correct and complete listings of all applicable Relypsa Patent Rights in such listing system in accordance with Applicable Laws and advice of its intellectual property and regulatory counsel and (b) enforces such listings in a timely manner, each as applicable.  VFMCRP shall provide Relypsa with a reasonable opportunity to review and comment on any such listings it submits to Regulatory Authorities and must reasonably consider any comments provided by Relypsa.

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10.3 Infringement of Third Party Rights.

(a) Notice.  If the Development, manufacture, import, use, or sale of the Product in the Licensed Territory results in a claim, action, suit or proceeding arising out of an allegation that the manufacture, use or sale of Product, or components thereof, in the Licensed

Territory and in the Field is alleged to infringe, or infringes, any Patents controlled by a Third Party (an “Infringement Claim”), the Party first having notice shall promptly notify the other Party in writing.  The notice shall set forth the facts of the claim in reasonable detail.  The Parties shall promptly confer regarding such claim.

(b) Infringement Claims in the Licensed Territory.  Subject to Section 10.3(c), and subject to each Party’s rights or obligations under Article 13, if applicable, the Party against whom an Infringement Claim is brought shall have the right to settle and defend any such Infringement Claims, [***].  The Party defending against such Infringement Claim (the “Defending Party”) shall have full control over the defense and settlement of such Infringement Claim; provided, however that any such settlement that could [***] to affect adversely the other Party (the “Non-Defending Party”) shall require the Non-Defending Party’s prior consent, not to be unreasonably withheld, delayed or conditioned.  The Non-Defending Party shall cooperate with the Defending Party, at the [***], in such defense and shall have the right to be represented by counsel of its own choice in such matter, at the [***].  Where an Infringement Claim is brought against both Relypsa and VFMCRP, the Parties shall confer and reasonably cooperate in the defense and settlement of such claim.

(c) Challenge of Relypsa’s Patents.  Notwithstanding Section 10.3(b), if any Infringement Claim includes, either as part of the initial Infringement Claim or by way or counterclaim or any other action or proceeding arising in connection with an Infringement Claim, any Patent Challenge to any of the Relypsa Patent Rights or Patents and Patent Applications claiming Inventions solely owned by Relypsa under Section 10.1, then Relypsa shall have the right to control the part of the action in the Infringement Claim constituting or requiring a defense by Relypsa of such a Patent Challenge.  Such defense shall be conducted in accordance with Section 10.2(b), and the costs and recoveries shall be borne or retained by Relypsa.

10.4 Third Party Licenses.

(a) If Third Party Patent Applications or Patents are identified by either Party that [***] the [***] the Product in the Field, and the Parties agree that [***] such identified Third Party Patent Applications or Patents (for Patent Applications, assuming pending claims therein had issued) for the [***] of the Product in the Field in the Licensed Territory (“Relevant Patents”), [***] shall have the [***] to such Relevant Patents, [***], in order to permit [***].  Subject to the foregoing, the terms and conditions involved in [***] shall be determined [***], provided that it consults with [***] with respect to the [***] and the [***].  If [***] under Relevant Patents, such Relevant Patents will be included in the [***] Technology, and, [***] will pay any applicable Third Party Payments.  If [***] elects [***] to such Relevant Patents, or is [***] within [***] ([***]) days after electing to do so, then [***] shall have the right (but not the obligation) to [***] within [***] from such Third Party [***] (with [***]).  For clarity, [***] shall not [***] Relevant Patents in the Licensed Territory until [***] has either [***] or [***], and [***] first notifies [***] in writing that [***] intends to exercise its rights pursuant to the immediately preceding sentence.

(b) If the Parties disagree on whether rights in Third Party Patent Applications or Patents are Relevant Patents for purposes of Section 10.4(a), then [***] shall have the right [***]. In the event that

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[***], then such intellectual property rights [***] will [***] unless the Parties otherwise agree in writing. In the event that [***] obtains such license, then [***]

(c) If Third Party Patent Applications or Patents are identified by either Party that may be [***] of the Product in the Field in the Licensed Territory, but [***] (“[***]), [***] shall have the first right to [***] such [***], and shall use commercially reasonable efforts to [***] such [***].  The [***] shall discuss such [***], including [***].  For the avoidance of doubt, any [***] will [***].

(d) If a court or governmental authority with competent jurisdiction has determined in a final decision that a Patent owned by a Third Party is a Relevant Patent, then Section 10.4(a) shall apply to a license under such Relevant Patent. Any award to be paid by [***].

10.5 Infringement by Third Parties.

(a) The Party having the first right to file, prosecute and maintain a particular Patent or Patent Application in the Licensed Territory as set forth in Section 10.2 shall have the first right, but not the obligation, to enforce Patents issuing on such Patent Application worldwide, which includes the right to control and settle the litigation (subject to the last sentence of this Section 10.5).  The Party having the first right shall provide information about its preliminary intention within [***] days after the Parties first learn of such infringement.  The other Party shall have the right to enforce such Patents against infringers to the extent such infringement relates to the manufacture, use, or sale of products competitive with the Product in the Field in the Licensed Territory, if the Party first having the right to do so does not initiate an enforcement action within  [***] ([***]) days after the Parties first learn of such infringement (or, for actions brought under the Drug Price Competition and Patent Term Restoration Act of 1984, as amended, or the equivalent of such Act in any country in the Licensed Territory, [***] ([***]) days after such date).

(b) In the event that entry of a product to a market segment in which the Product is sold in the Licensed Territory [***] and the making, using or selling of the product in the Licensed Territory would infringe any Relypsa Patent Rights, [***] shall take all reasonable actions to determine, within [***] ([***]) days of the date on which [***] first learns of such [***] or any longer time period agreed by the Parties, whether [***] with regard to such [***] and shall promptly inform [***].  If [***] does not take such action, [***] may take such action.

(c) In the event that entry of a product to a market segment in which the Product is sold in the Licensed Territory [***] and the making, using or selling of the product in the Licensed Territory would infringe any VFMCRP Patent Rights, [***] shall take all reasonable actions to determine, within [***] ([***]) days of the date on which [***] first learns of such [***] or any longer time period agreed by the Parties, whether [***] with regard to such [***] and shall promptly inform [***].  If [***] does not take such action, [***] may take such action.

(d) Expenses of proceedings, to the extent related to the manufacture, use, or sale of Product in the Field in the Licensed Territory, shall be borne by the enforcing Party.  Expenses of proceedings, to the extent related  to the manufacture, use, or sale of Product in the Field outside the Licensed Territory, shall be borne by the Party having the right to enforce such rights under this Section 10.5. If the enforcing Party recovers monetary damages in such claim, suit or action, such recovery shall be allocated first to [***] in such litigation (including for this purpose, a reasonable allocation of [***]), and any remaining amounts (including, for clarity, any amounts received as royalty payments paid by the Third Party infringer) attributable to infringement in the Licensed Territory shall [***], with amounts attributable to [***].

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(e) No settlement, consent judgment, or other voluntary final disposition of a suit under this Section 10.5 that [***] may be entered into without the consent of such other Party (which consent shall not be unreasonably withheld, delayed or conditioned).  If one Party brings any action or proceeding under this Section 10.5, the other Party [***] and to give the first Party reasonable assistance and authority to file and prosecute the suit.  In such event, the other Party shall have the right to be represented in such action or proceeding by counsel of its own choice [***] in the prosecution of such action or proceeding.  Neither Party shall have the right to settle any Patent infringement litigation under this Section 10.5 in a [***] without the consent of such other Party.

10.6 Infringement Outside the Field and Outside the Licensed Territory.  Relypsa shall retain any and all rights to pursue an action against, and control all proceedings relating to, an infringement by a Third Party of the Relypsa Patent Rights that is not related to any product that is competitive with Products or is solely outside the Field or outside the Licensed Territory.  VFMCRP shall retain any and all rights to pursue an action against, and control all proceedings relating to, an infringement by a Third Party of the VFMCRP Patent Rights.

10.7 Further Actions.  Each Party shall cooperate with the other Party to execute all documents and take all reasonable actions to effect the intent of this Article 10.

11. Representations and Warranties

11.1 The Parties’ Representations and Warranties.  Each Party hereby represents and warrants to the other Party, as of the Effective Date, as set forth below:

(a) Such Party: (i) is a corporation duly organized and subsisting under the laws of its jurisdiction of organization; and (ii) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

(b) Such Party has sufficient legal and/or beneficial title or a license under its intellectual property rights to grant the licenses or sublicenses contained in this Agreement.

(c) To such Party’s knowledge, there is no pending or threatened litigation, and such Party received any written communications, in each case alleging that it has violated or would violate, through the manufacture, import and/or sale of Product, or by conducting its obligations as currently proposed under this Agreement, any intellectual property or other rights of any Third Party.

(d) To such Party’s knowledge, all of its employees, officers, independent subcontractors, consultants, and agents who have performed or will perform activities under this Agreement or with respect to the Product in the Field have executed agreements requiring assignment to such Party of all inventions made during the course of and as a result of their association with such Party and obligating the individual to maintain as confidential the Confidential Information of such Party.

(e) Such Party has the power, authority and legal right, and is free to enter into this Agreement and, in so doing, will not violate any other agreement to which such Party is a party as of the Effective Date in any material respect.  Moreover, during the Term, such Party shall not enter into any agreement with a Third Party that will conflict in any material respect with the rights granted to the other Party under this Agreement.

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(f) This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity.

(g) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement.

(h) Neither such Party, nor any of such Party’s employees, officers, independent contractors, consultants, or agents who will render services relating to the Product:  (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred under 21 U.S.C. Section 335a (or its equivalent under Applicable Laws); or (ii) has ever been under indictment for a crime for which a person or entity could be debarred under said Section 335a (or its equivalent under Applicable Laws).  If during the Term, a Party has reason to believe that it or any of its employees, officers, independent contractors, consultants, or agents rendering services relating to the Products: (x) is or will be debarred or convicted of a crime under 21 U.S.C. Section 335a (or its equivalent under Applicable Laws); or (y) is or will be under indictment under said Section 335a (or its equivalent under Applicable Laws), then such Party shall immediately notify the other Party of same in writing.

(i) Such Party has obtained all necessary consents, approvals, and authorizations of all Regulatory Authorities and other Third Parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder.

(j) The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (i) do not and shall not conflict with or violate any requirement of Applicable Laws or any provision of the articles of incorporation, bylaws, limited partnership agreement, or any similar instrument of such Party, as applicable, in any material way; and (ii) do not and shall not conflict with, violate, or breach or constitute a default or require any consent under, any Applicable Laws or any contractual obligation or court or administrative order by which such Party is bound.

(k) [***], such Party has not entered into and, during the Term, shall not enter into any agreement with a Third Party that would [***] rights or licenses granted to the other Party under this Agreement.

11.2 Relypsa's Representations and Warranties. Relypsa hereby represents and warrants to VFMCRP, as of the Effective Date, as set forth below:

(a) Exhibit 11.2 contains a complete and accurate list of Relypsa Patent Rights existing as of [***].

(b) The status of each of the Relypsa Patent Rights listed on Exhibit 11.2, as set forth on Exhibit 11.2, is accurate in all material respects, and to Relypsa’s knowledge, none of such issued Relypsa Patent Rights have been subject to [***].

(c) Relypsa or its Affiliates own all right, title and interest in and to the Relypsa Patent Rights; and Relypsa or its Affiliates own all right, title and interest in and to the Relypsa Know-How or have appropriate licenses to Relypsa Know-How.

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(d) The Relypsa Technology in the Licensed Territory is free and clear of all liens, claims, charges and encumbrances by Third Parties.

(e) To Relypsa’s knowledge, the Relypsa Technology constitutes all Information, Patents and Patent Applications that are [***] Develop, make and have made (subject to Article 8), use, sell, offer for sale, import and export and otherwise Commercialize Products in the Field and in the Licensed Territory, as such Products exist as of the Effective Date.

11.3 VFMCRP's Representation and Warranty.  VFMCRP hereby represents and warrants to Relypsa, up to and including the Effective Date, that VFMCRP and its Affiliates do not own any patents, patent applications or other intellectual property rights that would be infringed as a result of the exploitation of the Product.

12. Non-Solicitation of Employees.

12.1 Non-Solicitation. While the Parties are performing Development activities under this Agreement, and for a period of [***] thereafter, neither Party shall, without the express written consent of the other Party, solicit, or induce any employee of the other Party to terminate his or her employment with such other Party.  The foregoing provision shall not, however, restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates or from hiring any persons who respond to such generalized public advertisements.

13. Mutual Indemnification and Insurance.

13.1 Relypsa’s Right to Indemnification.  VFMCRP shall indemnify, defend, and hold harmless Relypsa and its Affiliates, and their respective employees, officers, independent contractors, consultants, or agents, and their respective successors, heirs and assigns and representatives (the “Relypsa Indemnitees”), from and against any and all claims, threatened damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, costs of litigation, and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind arising from Third Party claims (“Losses and Claims”), to the extent arising out of or relating to, directly or indirectly: (a) the negligence, gross negligence, or willful misconduct of VFMCRP or its Affiliates, and their respective employees, officers, independent contractors, consultants, Sublicensees, Distributors, Wholesalers or agents, in connection with VFMCRP’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by VFMCRP of any representation, warranty, covenant, or obligation set forth in this Agreement (including without limitation Section 17.12); and (c) the Development, manufacture, or Commercialization (including promotion, advertising, offering for sale, sale, or other disposition), transfer, importation or exportation, labeling, handling or storage, or use of, or exposure to, any Product conducted by or for VFMCRP or any of its Affiliates, agents, consultants, Sublicensees, Distributors, [***], Wholesalers and independent contractors (but not Relypsa); except to the extent any Losses and Claims are attributable to any negligence, gross negligence, willful misconduct, or breach of this Agreement or the Manufacturing and Supply Agreement by a Relypsa Indemnitee.

13.2 VFMCRP’s Right to Indemnification.  Relypsa shall indemnify, defend, and hold harmless VFMCRP and its Affiliates, and their respective employees, officers, independent contractors, consultants, or agents, and their respective successors, heirs and assigns and representatives (the “VFMCRP Indemnitees”), from and against any and all Losses and Claims, to the extent arising out of or relating to, directly or indirectly: (a) the negligence, gross negligence, or willful misconduct of Relypsa, its Affiliates, and/or its sublicensees and its or their respective employees, officers, independent contractors, consultants,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sublicensees, Distributors, Wholesalers or agents, in connection with Relypsa’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by Relypsa of any representation, warranty, covenant, or obligation set forth in this Agreement (including without limitation Section 17.12); (c) the Development or Commercialization (including the promotion, advertising, offering for sale, sale, or other disposition), transfer, importation or exportation, labeling, handling or storage, or use of, or exposure to, any Product conducted by or for Relypsa or any of its Affiliates, sublicensees (other than VFMCRP and its Affiliates), agents, consultants, Sublicensees, Distributors, Wholesalers, and independent contractors outside the Licensed Territory or within the Licensed Territory for purposes of Developing or Commercializing Products outside the Licensed Territory; except to the extents any Losses and Claims are attributable to any negligence, gross negligence, willful misconduct, or breach of this Agreement by a VFMCRP Indemnitee.

13.3 Process for Indemnification.  A Party’s obligation to defend, indemnify and hold harmless the other Party under this Article 13 shall be conditioned upon the following:

(a) A Party seeking indemnification under this Article 13 (the “Indemnitee”) shall give prompt written notice of the claim to the other Party (the “Indemnitor”).

(b) Each Party shall furnish promptly to the other Party, copies of all papers and official documents received in respect of any Losses and Claims.  The Indemnified Party shall cooperate as requested by the Indemnifying Party in the defense against any Losses and Claims.

(c) The Indemnitor shall have the right to assume and control the defense of the indemnification claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings.  If the Indemnitor does not assume the defense of the indemnification claim as described in this Section 13.3(c), the Indemnitee may defend the indemnification claim but shall have no obligation to do so.  The Party controlling such action shall not settle or compromise the indemnification claim in any manner which would: (i) [***]; (ii) require any [***]; (iii) require [***]; or (iv) effect [***], in each case without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, delayed or conditioned.  The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 14.

(d) The Indemnitee shall not settle or compromise the indemnification claim without the prior written consent of the Indemnitor.  The Indemnitor shall not be liable for any settlement or other disposition of Losses and Claims by the Indemnitee which is reached without the written consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed.

13.4 Insurance.  During the Term, and for a period of [***] ([***]) Years thereafter, each Party shall carry and maintain the following product liability insurance amounts to cover any liability that may arise under this Agreement or as required by Applicable Laws: (a) prior to [***], not less than [***] Dollars ($[***]) coverage; and (b) after [***], not less than [***] Dollars ($[***]) coverage.  It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 13.  Each Party shall use Commercially Reasonable Efforts to provide the other Party with thirty (30) days prior written notice of any material modification of its insurance policy.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14. Confidentiality

14.1 Confidentiality.  For the Term, and for a period of [***] ([***]) Years thereafter, each Party shall maintain in confidence all Information and materials of the other Party disclosed or provided to it by the other Party (either pursuant to this Agreement, or the Confidential Disclosure Agreement entered into by the Parties effective as of May 6, 2014, as amended (the “Confidential Disclosure Agreement”)) (together with all embodiments thereof, the “Confidential Information”).  Confidential Information also includes Information generated hereunder, and Information regarding intellectual property and confidential or proprietary Information of Third Parties, in each case as described by a Party to the other Party, and the terms of this Agreement.  In addition, and notwithstanding the foregoing, if under Section 10.1, Information constituting inventions and discoveries are to be owned by one Party, such Information shall be deemed to be Confidential Information disclosed by such Party and received by the other Party, even if such Information is initially generated and disclosed by the other Party.  The terms and conditions of this Agreement and the Confidential Disclosure Agreement also shall be deemed Confidential Information of both Parties.

14.2 Degree of Care; Permitted Use.  Each Party shall maintain, and shall use Commercially Reasonable Efforts to cause its employees to maintain, the confidentiality of the Confidential Information of the other Party, which steps shall be no less protective than those steps that such Party takes to protect its own Confidential Information of a similar nature and shall, in no event, be less than a reasonable degree of care.  Neither Party shall use or permit the use of any Confidential Information of the other Party except for the purposes of carrying out its obligations or exercising its rights under this Agreement, and neither Party shall copy any Confidential Information of the other Party except as may be reasonably necessary or useful for such purposes.  All Confidential Information of a Party, including all copies and derivations thereof, is and shall remain the sole and exclusive property of the disclosing Party and subject to the restrictions provided for herein.  Subject to Sections 14.3 and 14.4, neither Party shall disclose any Confidential Information of the other Party other than to those of its directors, officers, Affiliates, employees, actual or potential licensors, independent contractors, actual or potential licensees or permitted sublicensees, actual or potential assignees, agents, (and in the case of VFMCRP, to [***]) and external advisors directly involved in or concerned with the carrying out of this Agreement, on a strictly applied “need to know” basis; provided, however, that such persons and entities are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this Article 14.  Except to the extent expressly permitted under this Agreement, the receiving Party may not use Confidential Information of the other Party in filing for Patent Applications or securing other intellectual property rights without first consulting with, and obtaining the written approval of, the other Party (which approval shall not be unreasonably withheld, delayed or conditioned).

14.3 Exceptions.  The obligations of confidentiality and non-use set forth in Section 14.2 shall not apply to any portion of Confidential Information that the receiving Party can demonstrate by contemporaneous written records was: (a) known to the general public at the time of its disclosure to the receiving Party, or thereafter became generally known to the general public, other than as a result of actions or omissions of the receiving Party or anyone to whom the receiving Party disclosed such portion; (b) lawfully acquired by the receiving Party prior to the date of disclosure by the disclosing Party and not under any duty of confidentiality; (c) disclosed to the receiving Party on an unrestricted basis from a Third-Party source unrelated to the disclosing Party and not under a duty of confidentiality or non-use to the disclosing Party; or (d) independently developed by the receiving Party by personnel that did not have access to or use of Confidential Information of the disclosing Party.  Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or known to the general public

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or in the rightful possession of the receiving Party unless the combination itself are published or known to the general public or are in the rightful possession of the receiving Party.

14.4 Permitted Disclosures.  The obligations of confidentiality and non-use set forth in Section 14.2 shall not apply to the extent that the receiving Party: (a) is required to disclose Information pursuant to: (i) an order of a court or governmental agency of competent jurisdiction, (ii) Applicable Laws (iii) regulations or rules of a securities exchange, including, without limitation, as required in connection with a public offering of a Party’s stock or to comply with regulations imposed by the United States Securities and Exchange Commission, NASDAQ or any other applicable stock exchange disclosure requirements), (iv) if in the reasonably opinion of receiving Party's legal counsel, such disclosure is necessary for compliance with any of the foregoing; (v) the requirement of a governmental agency for purposes of obtaining approval to test or market the Product as contemplated in this Agreement; or (vi) the requirements of a patent office for the purposes of filing a Patent Application as permitted in this Agreement or as necessary for the purposes of prosecuting a Patent as permitted in this Agreement; provided that, in the case of (a)(i) through (v), the receiving Party shall provide prior written notice thereof to the disclosing Party and reasonable opportunity (where practicable) for the disclosing Party to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefor.  If this Agreement must be publicly filed to comply with Applicable Laws or regulations or rules of a securities exchange, including as required in connection with a public offering of a Party’s stock or to comply with regulations imposed by the United States Securities and Exchange Commission, NASDAQ or stock exchange disclosure requirements, then the Party filing the Agreement shall use reasonable efforts to seek confidential treatment of the Agreement and shall seek the review and comment of the other Party with respect to proposed redactions.

14.5 Return of Confidential Information.  Each Party shall return all Confidential Information of the other Party in its possession upon termination or expiration under this Agreement, or destroy such Confidential Information, at the disclosing Party’s election and written request; provided, however that a Party may retain (i) Confidential Information of the other Party if its license thereto survives pursuant to this Agreement and (ii) one (1) copy of the Confidential Information in archives solely for the purpose of establishing the contents thereof.  The receiving Party shall provide a written confirmation of such destruction within [***] ([***]) days after such destruction; provided that the foregoing shall not apply to any Confidential Information that is necessary to allow such Party to perform its obligations or exercise any of its rights that expressly survive the termination or expiration of this Agreement.

14.6 Public Disclosure Publications.  The Parties agree that the initial public announcement of the execution of this Agreement shall be in the form of a press release that is attached to this Agreement as Exhibit 14.6 (the “Press Release”).  During the Term, in all cases other than the announcement set forth in the Press Release, VFMCRP shall submit to Relypsa for review and approval all proposed press releases, filings with securities exchanges, academic, scientific, and medical publications and public presentations relating to the Product that have not been previously disclosed that are to be published by VFMCRP or its Affiliates.  Such review and approval shall be conducted for the purposes of preserving intellectual property protection and determining whether any portion of the proposed publication or presentation containing the Confidential Information of Relypsa should be modified or deleted, and to determine whether such disclosure is in the best interests of the Parties in connection with the Development and Commercialization of the Products in the Licensed Territory.  Written copies of such proposed publications and presentations (other than press releases) shall be submitted to Relypsa no later than [***] ([***]) days before submission for publication or presentation.  Subject to Applicable Laws and the regulations or rules of a securities exchange that may require such disclosure to be made in a shorter time period, written copies of proposed press releases shall be submitted to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Relypsa no later than [***] before release.  Relypsa shall provide its comments, if any, and (if Relypsa so chooses) its approval (which shall not be unreasonably withheld) within: (a) [***], in the case of a press release, and (b) [***] ([***]) days of its receipt of any other written copy.  With respect to matters other than press releases, the review period may be extended for an additional [***] ([***]) days in the event Relypsa can demonstrate reasonable need for the preparation and filing of Patent Applications.  Such review period may be further extended by mutual written agreement of the  Parties.  During the Term, in all cases other than the announcement set forth in the Press Release, Relypsa shall submit to VFMCRP for review all proposed press releases, academic, scientific, and medical publications and public presentations relating to the Product or this Agreement that have not been previously disclosed, that are to be published by Relypsa or its Affiliates, and that could impact the Development or Commercialization of the Products in the Field in the Licensed Territory in any material respect.  Relypsa shall use [***] to provide written copies of such proposed press releases, publications and presentations to VFMCRP at least [***] before [***] or [***] ([***]) days before submission for publication or presentation; subject to Applicable Laws and the regulations or rules of a securities exchange that may require such disclosure to be made in a shorter time period.

14.7 [***].  With regard to [***], the Parties agree that [***]. Accordingly, the Parties agree that [***].

15. Term and Termination

15.1 Term.

(a) The Term shall commence as of the Effective Date and, unless sooner terminated as specifically provided in this Agreement, shall continue in effect on a country-by-country and Product-by-Product basis until the expiration of all payment obligations under Article 7 with respect to each Product in each country in the Licensed Territory (“Term”).  Upon the expiration of the Term with respect to a Product in a country, VFMCRP shall have a fully-paid, royalty-free (subject to Section 15.1(b)), perpetual and non-exclusive license (with right to grant sublicenses to permitted sublicensees) to manufacture (subject to Article 8), Develop, import, market, promote, use, offer for sale and sell the Product in such country.

(b) If VFMCRP or its Affiliates or permitted sublicensees use the Product Trademark after the expiry of this Agreement in connection with Product in the Field in the Licensed Territory, then VFMCRP shall be required to pay to Relypsa a royalty of [***] percent ([***]%) of any future Net Sales with respect to those Products with which the Product Trademark is used or on which the Product Trademark is displayed.

15.2 Termination by VFMCRP.  VFMCRP may terminate this Agreement without cause upon at least one hundred eighty (180) days prior written notice to Relypsa.  Following termination by VFMCRP under this Section 15.2:

(a) All licenses granted to VFMCRP by Relypsa shall terminate, and all rights in and to the Products in the Licensed Territory shall revert to Relypsa.

(b) VFMCRP shall transfer to Relypsa, at [***], all relevant and necessary materials, results, analyses, reports, the URL for Product-specific websites, Product Data, technology, know-how, regulatory filings, and other Information in whatever form developed, Controlled, or generated as of the effective date of such termination by or on behalf of VFMCRP or its Affiliates with respect to Products, except [***] but including [***].  [***] shall submit to any and all Regulatory Authorities in jurisdictions in which any

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

regulatory filings have been made with respect to the Products, within [***] ([***]) days after the effective date of such termination, a letter (with a copy to [***]) notifying such Regulatory Authorities of the transfer of any regulatory filings for a Product in such jurisdictions from [***].

(c) VFMCRP’s exclusivity obligations under Section 2.4 shall survive for a period of [***] ([***]) year after the effective date of such termination.  All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive.

15.3 Termination for Insolvency.

(a) Either Party may terminate this Agreement immediately upon written notice to the other Party, if, at any time: (a) the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; (b) the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] ([***]) days after the filing thereof; (c) the other Party shall propose or be a party to any dissolution or liquidation; or (d) the other Party shall make an assignment of substantially all of its assets for the benefit of creditors.  To the extent permitted under Law, all rights and licenses granted under or pursuant to any Section of this Agreement, including any option to receive a license, are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in the Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.

(b) Following a termination by VFMCRP under this Section 15.3:

(i) All licenses granted to VFMCRP under this Agreement shall survive and remain in force.

(ii) VFMCRP shall continue to make milestone and royalty payments to Relypsa as if the Agreement remained in force; provided, however the royalty rates in Section 7.3 shall each be reduced as follows: to [***] ([***]%) from [***] percent ([***]%); to [***] percent ([***]%) from [***] percent ([***]%); and to [***] percent ([***]%) from [***] ([***]%), respectively; in addition, any royalties due shall be reduced by [***].

(iii) Relypsa’s exclusivity obligations under Section 2.4 shall survive for a period of [***].

(iv) All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive, except VFMCRP shall [***].

(v) All licenses granted under Section 2.2(b) of this Agreement to Relypsa shall survive, but solely outside the Licensed Territory.

(c) Following a termination by Relypsa under this Section 15.3:

(i) All licenses granted to VFMCRP by Relypsa shall terminate; provided, however, that VFMCRP, its Affiliates or their respective permitted sublicensees shall be permitted to sell,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

subject to the payment of applicable royalties due under Article 7, any Products in inventory (including completion for sale of any work in progress) over the [***] period following termination.

(ii) All rights in and to the Products in the Licensed Territory shall revert to Relypsa.

(iii) VFMCRP shall transfer to Relypsa, [***], all relevant and necessary materials, results, analyses, reports, Product Data, technology, know-how, regulatory filings, and other Information in whatever form developed, Controlled, or generated as of the effective date of such termination by or on behalf of VFMCRP or its Affiliates with respect to Products, including [***] but excluding [***].  [***] shall submit to any and all Regulatory Authorities in jurisdictions in which any regulatory filings have been made with respect to the Products, within [***] ([***]) days after the effective date of such termination, a letter (with a copy to [***]) notifying such Regulatory Authorities of the transfer of any regulatory filings for a Product in such jurisdictions from [***]; provided that [***].

(iv) VFMCRP’s exclusivity obligations under Section 2.4 shall survive for a period of [***].

(v) All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive.

15.4 Termination for Material Breach.  Except as otherwise expressly provided in Section 15.5 for breach by VFMCRP of certain diligence obligations, either Party (the “Non-Breaching Party”) may terminate the Agreement for a material breach by the other Party (the “Breaching Party”) that remains uncured for [***] ([***]) days (or, for a material breach of a payment obligation, [***] ([***]) days) after the receipt by the Breaching Party of written notice specifying the breach, provided that for any material breach that is not a material breach of a payment obligation and is not curable within such [***] ([***]) day period, that the Non-Breaching Party may not terminate this Agreement for such material breach if the Breaching Party, commencing within [***] ([***]) days after its receipt of written notice specifying the breach and continuing thereafter until such cure is effected, uses reasonable efforts to cure such breach in accordance with a plan reasonably acceptable to the Non-Breaching Party.  Notwithstanding the foregoing, if a Party commits material breach of this Agreement that is not curable, such the other Party shall have the right to terminate this Agreement immediately by written notice to such Party.

(a) Following a termination by VFMCRP under this Section 15.4:

(i) VFMCRP shall have the right to elect to retain all the licenses granted to VFMCRP pursuant to Section 2.1, and other rights in the Products granted to VFMCRP in the Field and in the Licensed Territory pursuant to this Agreement, in which case VFMCRP shall: (A) continue Development of the Products; and (B) make milestone and royalty payments to Relypsa, in each case in accordance with subsection (ii) of this Section 15.4(a).  If VFMCRP does not make the foregoing election, then subject to subsection (iv) of this Section 15.4(a): (1) all licenses granted to VFMCRP under this Agreement shall terminate; (2) all rights in and to the Products in the Licensed Territory shall revert to Relypsa; (3) VFMCRP shall transfer to Relypsa [***] all relevant and necessary materials, results, analyses, reports, Product Data, the URL for Product-specific websites, technology, know-how, regulatory filings, and other Information in whatever form developed, Controlled, or generated as of the effective date of such termination by or on behalf of VFMCRP or its Affiliates with respect to Products, but excluding [***]; and (4) [***] shall submit to any and all Regulatory Authorities in jurisdictions in which any regulatory filings have been made with respect to the Products, within [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

([***]) days after the effective date of such termination, a letter (with a copy to [***]) notifying such Regulatory Authorities of the transfer of any regulatory filings for a Product in such jurisdictions from [***]; provided that [***].

(ii) If VFMCRP elects to retain the licenses granted hereunder in accordance with the foregoing subsection (i): (A) [***]; and (B) VFMCRP shall continue to make milestone and royalty payments to Relypsa pursuant to  Article 7 on Net Sales of Products in the Licensed Territory, on a country-by-country and Product-by-Product basis until the expiration of a period equal to a time period that would have been the Royalty Term set forth in Section 7.4 for each relevant country, had the Agreement not been terminated; provided, however that royalties payable by VFMCRP shall be reduced by [***] percent ([***]%) of those otherwise due to Relypsa; provided that in no event shall the foregoing reduction, alone or together with any other reductions, credits or offsets available to VFMCRP pursuant to this Agreement, result in royalties payable to Relypsa of less than [***] percent ([***]%) of Net Sale of Products in the Licensed Territory.

(iii) In the case of any termination by VFMCRP under this Section 15.4, whether or not VFMCRP elects to retain the licenses granted hereunder, Relypsa’s exclusivity obligations under Section 2.4 shall survive for a period of [***].

(iv) All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive, except VFMCRP shall [***].

(v) All licenses granted under Section 2.2(b) of this Agreement shall terminate if VFMCRP does not elect to retain the licenses granted hereunder in accordance with the foregoing subsection (i).

(b) Following a termination by Relypsa under this Section 15.4, subject to Section 15.5:

(i) All licenses granted to VFMCRP by Relypsa shall terminate; provided, however, that VFMCRP, its Affiliates or their respective permitted sublicensees shall be permitted to sell, subject to the payment of applicable royalties due under Article 7, any Products in inventory (including completion for sale of any work in progress) over the [***] period following termination.

(ii) All rights in and to the Products in the Licensed Territory shall revert to Relypsa;

(iii) VFMCRP shall transfer to Relypsa, [***], all relevant and necessary materials, results, analyses, reports, Product Data, technology, know-how, regulatory filings, and other Information in whatever form developed, Controlled, or generated as of the effective date of such termination by or on behalf of VFMCRP or its Affiliates with respect to Products, including Product Inventions but excluding Existing [***] Technology.  [***] shall submit to any and all Regulatory Authorities in jurisdictions in which any regulatory filings have been made with respect to the Products, within [***] ([***]) days after the effective date of such termination, a letter (with a copy to [***]) notifying such Regulatory Authorities of the transfer of any regulatory filings for a Product in such jurisdictions from [***].

(iv) VFMCRP’s exclusivity obligations under Section 2.4 shall survive for a period of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(v) All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive.

15.5 Termination for Material Breach of Diligence Requirements.

(a) With respect to a breach of the diligence requirements in Sections 4.2, 5.1(b) and/or 6.2(a) with respect to the [***], a breach will be material for purposes of termination under Section 15.4 only if VFMCRP has failed to use Commercially Reasonable Efforts to Develop, obtain Regulatory Approval of and/or Commercialize the Product in the Field in at least [***] and such failure in the [***] has a [***].  If Relypsa terminates this Agreement pursuant to Section 15.4 for material breach of VFMCRP’s obligations under Sections 4.2, 5.1(b) and/or 6.2(a) as provided in this section, then Relypsa would be entitled to terminate this Agreement [***].  In such case, [***] and [***].

(b) With respect to a breach of the diligence requirements in Sections 4.2, 5.1(c) and/or 6.2(b) with respect to the [***], a breach will be material for purposes of termination under Section 15.4 only if VFMCRP has failed to use Commercially Reasonable Efforts to Develop, obtain Regulatory Approval for and/or Commercialize the Product in the Field in each such [***].  If Relypsa terminates this Agreement pursuant to Section 15.4 for material breach of VFMCRP’s obligations under Sections 4.2, 5.1(c) and/or 6.2(a), then Relypsa would be entitled to terminate this Agreement [***].  In such case, the [***] [***] and [***].

(c) Relypsa’s rights and VFMCRP’s obligations under Section 15.4(b) shall [***].

15.6 Termination for Patent Challenge.  To the extent permitted by Applicable Law, including, without limitation, applicable antitrust laws, Relypsa shall have the right to terminate this Agreement immediately upon written notice if VFMCRP, its Affiliates or their respective permitted sublicensees challenges the validity or enforceability of or otherwise opposes any Patent included in the Relypsa Patent Rights; provided, however, Relypsa shall not have a right to terminate if the challenge is brought by a permitted sublicensee and VFMCRP or the Affiliate, as the case may be, terminates such sublicensee’s sublicense rights hereunder.  If Relypsa terminates this Agreement under this Section 15.6:

(a) All licenses granted to VFMCRP by Relypsa shall terminate; provided, however, that VFMCRP, its Affiliates or their respective permitted sublicensees shall be permitted to sell, subject to the payment of applicable royalties due under Article 7, any Products in inventory (including completion for sale of any work in progress) over the [***] period following termination.

(b) All rights in and to the Products in the Licensed Territory shall revert to Relypsa.

(c) VFMCRP shall transfer to Relypsa, [***] all relevant and necessary materials, results, analyses, reports, Product Data, technology, know-how, regulatory filings, and other Information in whatever form developed, Controlled, or generated as of the effective date of such termination by or on behalf of VFMCRP, its Affiliates with respect to Products, including Product Inventions but excluding Existing [***] Technology, and [***] shall submit to any and all Regulatory Authorities in jurisdictions in which any regulatory filings have been made with respect to the Products, within [***] ([***]) days after the effective date of such termination, a letter (with a copy to [***]) notifying such Regulatory Authorities of the transfer of any regulatory filings for the Product in such jurisdictions from [***], and

(d) VFMCRP’s exclusivity obligations under Section 2.4 shall survive for a period of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(e) All other obligations that expressly survive such termination (including obligations with respect to Information) pursuant to Section 15.8 shall survive.

15.7 Performance During Notice Periods.  During any notice period prior to the effective date of any termination under this Article 15, each Party shall be obligated to continue to perform all of such Party’s obligations hereunder.

15.8 Accrued Rights; Other Surviving Obligations.  Termination or expiration of this Agreement for any reason shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.  Termination by a Party shall not be an exclusive remedy and all other remedies will be available to the terminating Party, in equity and at law.  In addition to the rights and obligations set forth in Sections 15.1 to 15.6 above that survive termination, termination of this Agreement shall not terminate VFMCRP’s obligation to pay all milestone payments, royalties and other payments which shall have accrued hereunder (including any milestone payments then accrued because the event has occurred but the milestone payment is not yet due) prior to the effective date of such termination.  Article 1 (Definitions), Section 2.2(b) (as modified in Article 15), Section 2.4 (to the extent specified in Article 15), Section 2.9 (to the extent rights under Section 2.2 survive), Article 7 (Payment Obligations) (but with respect to any payment obligations, to the extent payments payable thereunder have accrued but remain unpaid), Article 9 (Record Keeping, Record Retention and Audits), Article 10 (Inventions, Know-How and Patents), Article 12 (Non-Solicitation of Employees), Article 13 (Mutual Indemnification and Insurance), Article 14 (Confidentiality), Article 16 (Exclusion of Damages; Disclaimer of Warranty), Article 17 (Miscellaneous), Sections 7.7 to 7.11, and this Section 15.8 (Termination), of this Agreement shall survive the termination or expiration of this Agreement.

16. Exclusion of Damages; Disclaimer of Warranty.

16.1 EXCEPT IN THE CASE OF A BREACH OF ARTICLE 14, AND WITHOUT LIMITING THE PARTIES’ OBLIGATIONS UNDER ARTICLE 13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER.

16.2 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY PROVIDES ANY WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, REGARDING THE PRODUCT OR ITS COMPONENTS, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS.

17. Miscellaneous.

17.1 Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  For clarity, neither Party shall be entitled to enter into any contracts in the name of, or on behalf of the other Party, nor shall either Party be entitled to pledge the credit of the other Party in any way or hold itself out as having the authority to do so.

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17.2 Assignment.  Neither this Agreement nor any interest hereunder shall be assignable by any Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned); provided, however, either Party, without such consent, may assign its rights and delegate its duties hereunder to: (a) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates; and (b) its Affiliate without obtaining such consent, provided that the assigning Party agrees to remain primarily liable for the full and timely performance by such Affiliate of all its obligations hereunder; and further provided that if [***], such assignment shall be subject to such other Party's prior written consent, which shall not be unreasonably conditioned, delayed or denied (provided that [***]).  This Agreement shall be binding upon and inure to the successors and permitted assignees of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successor’s and permitted assigns to the extent necessary to carry out the intent of this Agreement.  Any assignment not in accordance with this Section 17.2 shall be null and void.  Notwithstanding anything in this Agreement to the contrary, the Patent Application, Patents, Information, Trademarks, other intellectual property rights owned or otherwise Controlled, as of the effective date of the Change of Control of a Party or its Affiliates, by (i) any counterparty with respect to a Change of Control (the “Acquirer”) of such Party or its Affiliates (the “Acquired Party”) or (ii) any of Acquirer’s Affiliates that are not Affiliates of the Acquired Party, in each case immediately prior to the closing of such transaction(s) shall not become subject to the license grants, assignments, reports, disclosures and other requirements of this Agreement.  In addition, [***] with respect to the Relypsa Patent Rights at the time of such acquisition.

17.3 Further Actions.  Each Party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

17.4 Force Majeure.  Neither Party shall be liable or responsible to the other Party for loss or damages, nor shall it have any right to terminate this Agreement for any default or delay attributable to any event beyond its reasonable control and without its fault or negligence, including but not limited to acts of God, acts of government (including injunctions), fire, flood, earthquake, strike, lockout, labor dispute, breakdown of plant, shortage of critical equipment, loss or unavailability of manufacturing facilities or material, casualty or accident, civil commotion, acts of public enemies, acts of terrorism or threat of terrorist acts, blockage or embargo and the like (a “Force Majeure Event”); provided, however, that in each such case the Party affected shall use reasonable efforts to avoid such occurrence and to remedy it promptly.  The Party affected shall give prompt notice of any such cause to the other Party.  The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and for [***] ([***]) days thereafter, and the Party receiving notice shall be similarly excused from its respective obligations which it is thereby disabled from performing; provided, however, that such affected Party commences and continues to take reasonable and diligent actions to cure such cause.  Notwithstanding the foregoing, nothing in this Section 17.4 shall excuse or suspend the obligation to make any payment due hereunder in the manner and at the time provided.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.5 Notices.  All notices or consents given under this Agreement will be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile (with receipt confirmation), by email (with receipt confirmation), or by FedEx or other reputable courier service.  Any such notice will be deemed to have been given: (i) as of the day of personal delivery; (ii) one (1) day after the date sent by confirmed facsimile or confirmed email; or (iii) on the day of successful delivery to the other Party confirmed by the courier service.  Unless otherwise specified in writing, the mailing addresses of the Parties will be as described below shall be either delivered to the intended recipient in person, by prepaid security post or by facsimile transmission to the address or facsimile number below or the address or facsimile number last notified by the intended recipient.

If to VFMCRP, addressed to:	Vifor Fresenius Medical Care Renal Pharma Ltd

Rechenstrasse 37

CH-9014 St. Gallen, Switzerland

Attn:  Chief Executive Officer

Facsimile:  +41 58 851 8001

Email:  [***]

With a copy to:

Vifor Fresenius Medical Care Renal Pharma Ltd

Rechenstrasse 37

CH-9014 St. Gallen, Switzerland

Attn:  General Counsel

Facsimile:  +41 58 851 8001

Email:  [***]

If to Relypsa, addressed to:	Relypsa, Inc.

100 Cardinal Way

Redwood City, CA 94063

Attn:  Chief Executive Officer

Facsimile:  [***]

Email:  [***]

Relypsa, Inc.

100 Cardinal Way

Redwood City, CA 94063

Attn:  General Counsel

Facsimile:  [***]

Email:  [***]

With copy to:

Judith Hasko and Mark Roeder

Latham & Watkins, LLP

140 Scott Drive

Menlo Park, CA 94025

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.6 Amendment; Waivers.  No amendments or waivers of the terms and conditions of this Agreement shall be binding upon either Party unless in writing, signed by a duly authorized officer of that Party, and specifying the provision of this Agreement that is amended or waived.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

17.7 Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be an original and all of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which will be binding when sent.

17.8 Construction.  Both Parties acknowledge and agree that: (a) they have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to both Parties hereto and not in a favor of or against any Party.  Except where the context otherwise requires, wherever used, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense.  When used in this Agreement, “including” means “including”.  References to either Party include the successors and permitted assigns of that Party.  The headings of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  If the terms of this Agreement conflict with the terms of any Exhibit, then the terms of this Agreement will govern.  The official text of this Agreement and any Exhibit hereto, any notice given or accounts or statements required by this Agreement, and any dispute proceeding related to or arising hereunder, will be in English.  In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any translation into any other language.

17.9 Governing Law; Dispute Resolution.

(a) Governing Law.  Except as expressly provided in Section 10.1(a), this Agreement shall be governed by and interpreted in accordance with the substantive laws of New York, New York, USA, without regard to its or any other jurisdiction’s choice of law rules that would result in the application of any other substantive laws.

(b) Exclusive Dispute Resolution Mechanism.  If the Parties do not agree on a matter arising out of, or in connection with, this Agreement (including matters relating to any Party’s rights or obligations hereunder, or regarding the construction, interpretation and enforceability of such rights or obligations), the procedures set forth in Sections 17.9 and 17.10 (subject to Sections 17.10(g) and (h)) shall be the exclusive mechanism for resolving any dispute, controversy, or claim (collectively, “Disputes”) between the Parties that may arise from time to time that cannot be resolved through good faith negotiation between the Parties.

(c) Resolution by Executives.  If any Dispute arise between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party under this Agreement, except for those matters for which [***] has the right to make the final decision pursuant to Section 3.1(e), the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves.  If such Dispute is not resolved on an informal basis within [***] ([***]) days after a Party provides written notice to the other Party of such Dispute, then either Party shall, by written notice to the other Party, refer such Dispute for attempted resolution by the Executives. If any Dispute is not resolved by such Executives within [***] ([***]) days after it is referred to them, despite their good faith efforts to resolve such Dispute, then except for matters to be decided [***] pursuant to Section 3.1(e), each Party shall seek to resolve such Dispute pursuant to Section 17.10.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential
Execution Copy

17.10 Arbitration.

(a) Arbitrators.  If any Dispute is unresolved pursuant to Section 17.9, such Dispute shall be determined by arbitration administered by the International Chamber of Commerce (“ICC”) in accordance with its International Arbitration Rules (the “ICC Rules”).  In addition to the ICC Rules, the Parties agree that the arbitration shall be conducted according to the IBA rules of evidence.

(b) Venue and Language. The place of arbitration shall be [***], and the language to be used in any such proceeding (and for all testimony, evidence and written documentation) shall be English.

(c) Arbitrators.  The arbitration will be conducted by a panel of [***], who will be appointed as follows: [***].  Each arbitrator must have experience with disputes involving the development and commercialization of pharmaceutical products.

(d) Timing.  It is the intent of the Parties that, barring extraordinary circumstances, the arbitration proceedings shall be concluded within one hundred eighty (180) days from the commencement of the arbitration.  The Parties may agree to extend this time limit, or the arbitrators may do so in their discretion if it is determined that the interest of justice so requires. The tribunal shall use its best efforts to issue the final award or awards within such time period.  Failure to adhere to this time limit shall not be a basis for challenging the award.

(e) Decision.  Without limiting any other remedies that may be available under Applicable Law, the arbitrators shall have no authority to award punitive, special, consequential, or any other similar form of damages.  Judgment upon any award(s) rendered by the arbitrators may be entered in any court having jurisdiction thereof.  Each Party hereby waives all objections which it may have at any time to the laying of venue of any proceedings brought in such courts, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object with respect to such proceedings that any such court does not have jurisdiction over such Party.

(f) Costs and Fees.  The arbitrators are authorized to include in the award an allocation to either Party of such costs and expenses, including attorneys’ fees, as the arbitrators shall deem reasonable.

(g) Preliminary Injunctions.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prevent either Party from seeking provisional measures from any court of competent jurisdiction to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrators on the ultimate merits of any Dispute.  Any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

(h) Patent Disputes.  Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the validity and enforceability of any patent in a country within the Licensed Territory (“Patent Matters”) shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent laws of such country.  If such Dispute involves both Patent Matters and other matters, the arbitrators will have the right to stay the arbitration until determination of Patent Matters material to the resolution of the Dispute as to other matters is resolved.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential
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(i) Confidentiality.  Except as may be required by Applicable Law, no Party (or its representative, witnesses or arbitrators) may disclose the existence, content or result of any arbitration under this Agreement without the prior written consent of both Parties.

17.11 Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.  If such invalidity arises, the Parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

17.12 Compliance with Applicable Laws.

(a) General.  Each Party represents, warrants and covenants that it will comply with all Applicable Laws, including, where applicable, then-current GLP, cGMP, and then-current GCP, in performing its obligations and exercising its rights hereunder, including the performance of activities connected with the Development, manufacture, and Commercialization (as applicable) of Product under this Agreement.

(b) Obligations.  Each of Relypsa and VFMCRP shall reasonably cooperate with the other Party in its efforts to ensure that all government reporting, including price and gift reporting, sales, marketing and promotional practices in respect of each Product meet the standards required by Applicable Laws.

(c) Information.  Each of Relypsa and VFMCRP shall reasonably cooperate with the other Party to provide the other Party access to any and all information, data and reports required by the other in order to enable the other Party to comply with Applicable Laws, including reporting requirements, or the equivalent thereof in the Licensed Territory, in a timely and appropriate manner.  Each Party shall ensure that any such reporting is true, complete and correct in all respects; provided however that neither Party shall be held responsible for submitting erroneous reports to the extent such deficiencies result from information provided by the other Party which itself was not true, complete and correct.

(d) Cooperation.  Relypsa and VFMCRP shall confer with each other on a regular basis to discuss and compare their respective procedures and methodologies relating to each Party’s compliance with Applicable Laws or fulfillment of any other obligation in this Section 17.12.  In the event that the Parties have different understandings or interpretations of this Section 17.12 or of the applicability of, or standards required by any Applicable Laws, then the Parties shall confer and seek to reach common agreement on such matters.

Confidential
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(e) Prohibition of Corrupt Payments.   In connection with this Agreement, and without limiting anything in this Section 17.12, each Party represents, warrants and covenants that it has not given or promised to give, and will not make, offer, agree to make or authorize any payment or transfer anything of value, directly or indirectly, to (i) any Government or Public Official (as defined below); (ii) any political party, party official or candidate for public or political office; (iii) any person while knowing or having reason to know that all or a portion of the value will be offered, given, or promised, directly or indirectly, to anyone described in items (i) or (ii) above; or (iv) any owner, director, employee, representative or agent of any actual or potential customer of such Party (if any such transfer of value would be a violation of any Applicable Laws). Each Party agrees to comply with all applicable anti-bribery laws in the countries where the Parties have their principal places of business and where they conduct activities under this Agreement.  Additionally, each Party represents, warrants and covenants that such Party will shall comply with the U.S. Foreign Corrupt Practices Act (“US FCPA”) and the UK Anti-Bribery Act, both as revised from time to time, as well as similar Applicable Laws of the country where a Party has its principal place of business and where such Party conducts activities under this Agreement, and to take no action that would reasonable be deemed to cause the other Party to be in violation of the US FCPA, the UK Anti-Bribery Act or similar Applicable Laws of the country where a Party has its principal place of business and where it conducts activities under this Agreement. Additionally, each Party will make reasonable efforts to comply with requests for information, including answering questionnaires and narrowly tailored audit inquiries, to enable the other Party to ensure compliance with applicable anti-bribery laws. For purposes of this Agreement, “Government or Public Official” means any officer or employee or anyone acting in an official capacity on behalf of: a government or any department or agency thereof; a public international organization (such as the United Nations, the International Monetary Fund, the International Red Cross, and the World Health Organization), or any department, agency or institution thereof; or a government-owned or controlled company, institution, or other entity, including a government-owned hospital or university.

(f) Training. Each Party shall be responsible for training its personnel and sales force as well as any other employee who is involved with the activities set forth in the Agreement on anti-bribery practices at its own expense. Such training shall include the provisions of the applicable anti- corruption laws.  Upon request from VFMCRP, Relypsa shall promptly provide copy of the training material and the training attendance sheets (including name and qualification of the trainer).

17.13 Nothing in this Agreement shall be deemed to permit VFMCRP to export, re-export or otherwise transfer any Information transferred hereunder or Product manufactured therefrom without complying with Applicable Laws.

17.14 Entire Agreement.  This Agreement and the Exhibits attached hereto, constitute and contain the complete, final and exclusive understanding and agreement of the Parties, and cancel and supersede any and all prior and contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof, including the Confidential Disclosure Agreement, and neither Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized officers as of the date below.  The date that this Agreement is signed will not be construed to imply that the document was made effective on that date.

VIFOR FRESENIUS MEDICAL CARE RENAL PHARMA LTD		RELYPSA, INC.

By:	/s/ Christoph Springer	By:	/s/ John A. Orwin

Name:	Christoph Springer	Name:	John A. Orwin

Title:	Deputy Chief Executive Officer	Title:	President and Chief Executive Officer

Date:		Date:

By:	/s/ Oliver P. Kronenberg

Name:	Dr. Oliver P. Kronenberg

Title:	Group General Counsel

Date:

EXHIBIT 1.60

Product Trademarks

VELTASSA

EXHIBIT 1.83

VFMCRP TRADEMARKS

To be added after Effective Date

Exhibit 2.3

Countries/Distributors List Countries/Distributors List

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 4.3

Development Plan

To be added after Effective Date.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 6.5.1

Trademark Style Guide

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 6.5.2

[***] Trademark Countries

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 8.2

MANUFACTURING AND SUPPLY TERMS

Binding Term Sheet for Patiromer

Manufacturing and Supply Agreement

Parties	Relypsa, Inc. (“Relypsa”) Vifor Fresenius Medical Care Renal Pharma Ltd. (“VFMCRP”)
Definitions	Any defined terms used in this term sheet will have the meaning stated in this term sheet, or, if not stated in this term sheet, the meaning provided in the License Agreement (defined below).
Background

Relypsa and VFMCRP have entered into a license agreement under which VFMCRP has agreed to develop and commercialize Relypsa’s product known as Patiromer in certain countries (the “License Agreement”).

As agreed in the License Agreement, Relypsa and VFMCRP will negotiate and enter into a definitive manufacturing and supply agreement (“MSA”) under which Relypsa will, itself or through Third Party contractors, manufacture and supply to VFMCRP Finished Product, [***] of Finished Product, subject to mutual agreement of the Parties, in which case [***], on the terms set forth in this binding term sheet.  During a mutually agreed time period following the effective date of the MSA, the Parties will cooperate to [***] of Finished Product for the Licensed Territory (which may include, without limitation, [***]).

Supply Commitment

To the extent permitted by applicable law, including, without limitation, applicable antitrust laws, VFMCRP will order from Relypsa all of VFMCRP’s forecasted requirements of Finished Product, [***] and Commercialization purposes in the Licensed Territory.  Within a reasonable timeline, [***]

[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Forecasting

At the beginning of [***], VFMCRP will give Relypsa a rolling forecast of VFMCRP’s requirements for [***] for the following [***] ([***]) months.  Each forecast will be broken down into a [***] delivery schedule.  In addition, VFMCRP will provide a non-binding [***] forecast of its requirements for [***] for the [***] once [***] and once [***] of each [***].

The first [***] ([***]) months of the rolling forecast will represent firm orders (“Firm Orders”).  Months [***] ([***]) through [***] ([***]) in the forecast will be non-binding.  VFMCRP may request to vary the non-binding portion of each forecast from the prior forecast provided by VFMCRP by plus or minus (a) [***] percent (+/- [***]%) during months [***] ([***]) through [***] ([***]) and (b) [***] percent (+/- [***]%) during months [***] ([***]) through [***] ([***]).  There would be [***]

during months [***] ([***]) through [***] ([***]). [***].

Relypsa will check the rolling forecast and will inform VFMCRP within [***] if it has any concerns regarding whether such forecast complies with the forecasting requirements in the MSA.

[***].

Ordering

VFMCRP will provide Relypsa with Firm Orders for Finished Product (or Drug Substance, as applicable) according to the forecasted requirements and timing as set forth in the committed portion of the rolling forecast.  VFMCRP may [***].  In such case, Relypsa will [***] to honor those requests.

All Firm Orders will be in writing and will be confirmed by Relypsa in writing at the latest [***] after receipt of each Firm Order.

[***].

[***]

Delivery; Risk of Loss

Deliveries of Finished Product (or Drug Substance, as applicable) will be made under applicable mutually agreed terms .  Risk of loss of, or damage to, the Finished Product (or Drug Substance, as applicable) will pass to VFMCRP in accordance with such terms.  Title will pass to VFMCRP [***].

Relypsa will only supply Finished Product (or [***]) released for delivery by Relypsa or its contract manufacturer in accordance with the procedure set forth in the Quality Agreement (as defined below), including any required documentation.

Each delivery will [***].

Transport conditions will be based upon the technical information for the transportation attached to the MSA and the Firm Orders.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Acceptance or Rejection

Within [***] upon delivery, VFMCRP will [***] inspect such batch for transportation damages, losses and shortfalls ([***]).  VFMCRP will notify [***] of any apparent defects, such as damaged containers or missing packages, immediately upon arrival of the shipment and the freight documents at VFMCRP.

VFMCRP will [***].

Following inspection as set forth in the second paragraph hereof, if the batch delivered , or any portion thereof, does not conform to the requirements set forth in the MSA or the Quality Agreement, VFMCRP will so notify Relypsa in writing within [***] from receipt of the analytical test results, with such notice specifying in reasonable detail the manner in which all or part of the batch fails to meet the requirements thereunder.  If no written notice of such non-conformity is sent to Relypsa by VFMCRP within such [***] period, such batch will be conclusively and irrevocably presumed to be inspected by VFMCRP and to conform to the requirements of this MSA and the Quality Agreement.  If so requested by Relypsa, VFMCRP will send to Relypsa a sample of the rejected shipment.

Any dispute between the Parties regarding the conformity or non-conformity of the batch will be resolved by an independent expert to be agreed upon by the Parties.  The decision of such expert will be binding on both Parties, with the fees of the expert to be borne either by Relypsa (if the concerned shipment does not comply) or by VFMCRP (if the concerned shipment does comply).

At Relypsa’s discretion, any batches delivered to VFMCRP that do not conform will either be returned to Relypsa with freight and insurance charges to be [***] or destroyed by VFMCRP, [***].  In such later case VFMCRP will provide  Relypsa with evidence of the destruction.

If delivered batch does not conform to such requirements, Relypsa will use commercially reasonable efforts to supply replacement batch as soon [***] that is in conformity therewith.

Pricing

Relypsa will deliver [***] and Finished Product to VFMCRP at a price equal to [***].

[***].

VFMCRP will have the right to audit, not more than [***] during each [***] and during regular business hours, the financial records maintained by Relypsa to determine the accuracy of the supply price charged to VFMCRP under the Agreement.

Payment	Relypsa will invoice VFMCRP for each delivery. Payment is due [***] after the date of invoice, by bank transfer in US dollars. [***].
Term and Termination	The MSA will continue in effect until the expiration or earlier termination of the License Agreement. Upon expiry or termination of the MSA, [***].
Quality Agreement

As provided in Section 8.2 of the License Agreement, the Parties will enter into a quality agreement governing all quality related aspects in regard to the MSA, including without limitation the ability to [***], and other quality assurance and quality control matters (the “Quality Agreement”).  The MSA will contain terms to govern other audits related to the manufacture of Finished Product (or Drug Substance, as applicable).

[***]	[***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Governing Law	The MSA will be governed by the law of New York, USA, without regard to its or any other jurisdiction’s choice of law rules that will result in the application of any other substantive laws.
Other Terms

The MSA will contain other reasonable and customary terms and conditions, to be negotiated by the Parties, including without limitation arbitration, representations and warranties, liability limits, termination, indemnification, and confidentiality.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 11.1(k)

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 11.2

RELYPSA PATENT RIGHTS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 14.6

Press Release

NEWS RELEASE

Relypsa Contact:	VFMCRP Contact:
Charlotte Arnold	Beatrix Benz
Vice President, Corporate Communications	Head of Global Communications & Public Affairs
650.421.9352	+41 58 851 80 00
IR@relypsa.com	beatrix.benz@viforpharma.com

RELYPSA AND VIFOR FRESENIUS MEDICAL CARE RENAL PHARMA ENTER INTO PARTNERSHIP TO COMMERCIALIZE PATIROMER FOS IN EUROPE AND ADDITIONAL TERRITORIES

-Patiromer FOS to be Commercialized by the Largest Dedicated Renal and Heart Failure Sales Forces in Europe, If Approved    -

REDWOOD CITY, CA and ST. GALLEN, SWITZERLAND, August 10, 2015 (GLOBE NEWSWIRE) – Relypsa, Inc. (NASDAQ:RLYP), a biopharmaceutical company, and Vifor Fresenius Medical Care Renal Pharma Ltd. (VFMCRP), a common company of Galenica and Fresenius Medical Care, today announced they have entered into an exclusive partnership to commercialize Patiromer for Oral Suspension (Patiromer FOS), Relypsa’s investigational medicine for the treatment of hyperkalemia.

Under the terms of the agreement, Relypsa will receive an upfront cash payment of $40 million and will be eligible to receive payments of up to $125 million upon achieving certain regulatory and sales based milestones. In addition, Relypsa will receive tiered double-digit royalties on net sales of Patiromer FOS in the licensed territories. VFMCRP will obtain an exclusive marketing right from Relypsa in worldwide territories except the United States and Japan, where Relypsa retains all commercial rights. Relypsa and VFMCRP will collaborate on ongoing development of Patiromer FOS, including submission of a Marketing Authorization Application (MAA) with the European Medicines Agency (EMA).

Patiromer FOS is an oral potassium binder being developed for the treatment of hyperkalemia, a potentially life-threatening condition defined as abnormally elevated levels of potassium in the blood. Hyperkalemia occurs most frequently in patients with chronic kidney disease (CKD) and heart failure. A New Drug Application (NDA) for Patiromer FOS for the treatment of hyperkalemia is under review by the U.S. Food and Drug Administration (FDA) with a Prescription Drug User Fee Act (PDUFA) date of October 21, 2015. A Marketing Authorization Application (MAA) for Patiromer FOS is expected to be submitted with the EMA in the first half of 2016.

“We are excited to partner with VFMCRP which has a well-established commercial organization with a proven track record in cardiorenal diseases” said John A. Orwin, president and chief executive officer of Relypsa. “We are confident Vifor Fresenius Medical Care Renal Pharma will be an excellent partner to commercialize and develop Patiromer FOS outside the United States and look forward to working with them to bring this medicine to patients around the world.”

“Patiromer FOS has the potential to become an important new treatment option for hyperkalemia. We are pleased about partnering with Relypsa to bring this exciting medicine to patients in Europe and other markets as soon as possible,” said Stefan Schulze, CEO, Vifor Fresenius Medical Care Renal Pharma. “The agreement with Relypsa is a recognition of VFMCRP’s growing leadership in nephrology as we continue to expand our renal pharma product portfolio and commercial organization.”

Conference Call Today at 5:00 EM ET (2:00 PM PT)

The Relypsa management team will host a teleconference and webcast to discuss the partnership. The live call may be accessed by phone by calling (866) 410-4428 (domestic) or (704) 908-0287(international), participant code 8382449. The webcast may be accessed live on the investor relations section of the Relypsa website at investor.relypsa.com and will be archived for 30 days following the call.

About Patiromer for Oral Suspension

Patiromer FOS is an oral potassium binder in development for the treatment of hyperkalemia. This investigational medicine has been studied in both treatment and prevention studies, primarily in patients with CKD, and/or heart failure, as well as patients with diabetes and hypertension. The clinical program includes a two part pivotal Phase 3 program conducted under Special Protocol Assessment with the FDA, a 12-month Phase 2 trial and a 48-hour Phase 1 onset-of-action trial.

About Hyperkalemia

Hyperkalemia, or abnormally elevated levels of potassium in the blood, is a serious condition that can lead to life-threatening cardiac arrhythmia and sudden death. It is frequently prevalent in patients who suffer from CKD, hypertension, diabetes and/or heart failure. Patients with CKD or heart failure are at particular risk for developing hyperkalemia, especially those treated with renin-angiotensin-aldosterone-system (RAAS) inhibitors, which can increase blood potassium levels in patients taking these medicines.

About Relypsa, Inc.

Relypsa, Inc. is a biopharmaceutical company focused on the development and commercialization of non-absorbed polymeric drugs to treat disorders in the areas of renal, cardiovascular and metabolic diseases. The company's two-part pivotal Phase 3 trial of its lead product candidate, Patiromer for Oral Suspension being developed for the treatment of hyperkalemia, has been completed and the primary and secondary endpoints were met. A New Drug Application for Patiromer for Oral Suspension for the treatment of hyperkalemia was accepted by the U.S. Food and Drug Administration and is currently under review. Relypsa has global royalty-free commercialization rights to Patiromer for Oral Suspension, which has intellectual property protection until 2030 in the United States and 2029 in the European Union. More information is available at www.relypsa.com.

About Vifor Fresenius Medical Care Renal Pharma Ltd.

Vifor Fresenius Medical Care Renal Pharma Ltd., a common company of Galenica and Fresenius Medical Care, develops and commercializes innovative and high quality therapies to improve the life of patients suffering from chronic kidney disease worldwide. The company was founded at the end of 2010 and is owned 55 percent by Galenica and 45 percent by Fresenius Medical Care.

Forward-Looking Statements Related to Relypsa, Inc.

To the extent that statements contained in this press release are not descriptions of historical facts regarding Relypsa, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential approval and launch of Patiromer for Oral Suspension, or Patiromer FOS, the experience and capabilities of Vifor Fresenius Medical Care Renal Pharma Ltd., or VFMCRP, the expected impact of Relypsa’s partnership with VFMCRP, the therapeutic and commercial potential of Patiromer FOS and the potential Prescription Drug User Fee Act action date. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development program, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, the timing of Relypsa's regulatory filings, Relypsa's substantial dependence on Patiromer FOS, Relypsa's commercialization plans and efforts and other matters that could affect the availability or commercial potential of Patiromer FOS. Relypsa undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Relypsa in general, see Relypsa's current and future reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014, and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015.

CONTACT:	Relypsa Cotact:

Charlotte Arnold

Vice President, Corporate Communications

650.421.9352

IR@relypsa.com

VFMCRP Contact:

Beatrix Benz

Head of Global Communications & Public Affairs

+41 58 851 80 16

communications@viforpharma.com

Source: Relypsa, Inc.

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